OMB APPROVAL
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	Expires:	November 30, 2005
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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04193

RSI Retirement Trust
(Exact name of registrant as specified in charter)

150 East 42nd Street New York, NY			10017
(Address of principal executive offices)			(Zip code)

150 East 42nd Street New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-772-3615

Date of fiscal year end:	September 30, 2004

Date of reporting period:	September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

RSI Retirement Trust

September 30, 2004

Broker/Dealer:

Retirement System

Distributors Inc.

150 East 42nd Street
New York, NY 10017-5633

800-772-3615

www.rsgroup.com

Table of Contents

President's Message	1

Investment Review	3

Expense Examples	18

Combined Financial Statements	19

Financial Statements of Investment Funds

Core Equity Fund	21

Value Equity Fund	28

Emerging Growth Equity Fund	31

International Equity Fund	36

Actively Managed Bond Fund	42

Intermediate-Term Bond Fund	47

Notes to Financial Statements	52

Report of Independent Registered Public Accounting Firm	61

2004 Special Meeting Results	62

Officers, Consultants, Investment Adviser, Investment Managers, Custodian, Distributor, Transfer Agent, Independent Registered Public Accounting Firm and Counsel	63

About the Fund's Trustees and Senior Officers	64

is a registered trademark of Retirement System Group Inc.

Any opinions or projections in this report are subject to change without notice and are not intended as individual investment advice. The information contained herein shall not be construed to be or constitute an offer or solicitation of an offer to buy units in the RSI Retirement Trust. Sales of units in the Trust may be made only in those states where such units are exempt from registration or have been qualified for sale. Total returns are based on historical results and are not intended to indicate future performance. Future performance and unit net asset value will fluctuate so that units, if redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance quoted. For the most current performance information please visit www.rsgroup.com. This material must be preceded or accompanied by a prospectus.

PRESIDENT'S MESSAGE

To Our Unitholders:

I am pleased to report for the second consecutive fiscal year the equity funds of the RSI Retirement Trust (the "Trust") produced meaningfully positive returns. This is good news indeed coming on the heels of the bear market that began in 2000 and ended, some say, in late 2002. In fact, three of the four equity funds posted double-digit gains for fiscal year 2004, although the first half of the year proved much stronger than the latter half. On the other hand, the fixed-income funds of the Trust provided more moderate gains during the past year, much as they did for fiscal year 2003.

What do we see looking forward? Against a backdrop of rising oil prices, moderately paced interest rate hikes, and the subdued consumer spending and economic growth likely to follow, we anticipate equity returns to be tempered over the next year. Importantly, during fiscal year 2004, the Federal Reserve raised its target for the Fed Funds rate three times to head off inflation. This reversed the trend that began in May of 2000, which witnessed 13 consecutive rate cuts. Therefore, we also believe that fixed-income returns will continue to be modest in fiscal year 2005.

The funds of the Trust are structured for investment exclusively by plan sponsors of defined benefit pension plans, plan participants of defined contribution plans and holders of Individual Retirement Accounts ("IRAs"). The Board of Trustees and the advisers to the Trust, Retirement System Investors Inc. and Evaluation Associates LLC, work together to address the needs of these investors. We believe that our investors, given the modest and reasonable return expectations of benefit plans, are best served by retaining independent portfolio managers in sub-advisory roles who seek value over the long-term and control risk by focusing on high quality and diversification. Importantly, we recognize it is not realistic to expect to outperform in all market environments, so we have structured the Trust to protect in falling markets, perform well in flat and rising markets but somewhat lag in surging and hyper-growth markets.

In that regard, efforts began in late 2002 to replace the previous portfolio management team of the Emerging Growth Equity Fund with two new sub-advisers, Batterymarch Financial Management, Inc. and Neuberger Berman Management Inc., each managing a separate portfolio of the fund. In September 2003, immediately preceding the start of the current fiscal year, two new sub-advisers for the Core Equity Fund were named, with Northern Trust Investments, N.A. and RCM Capital Management LLC each assigned a separate portfolio of the fund. And more recently this year, Julius Baer Investment Management LLC was named as sub-adviser to the International Equity Fund, replacing Bank of Ireland Asset Management (U.S.) Limited.

In May 2004, Shay Assets Management, Inc. ("Shay") acquired from Retirement System Investors the portfolio management team that managed the Trust's Value Equity, Actively Managed Bond and Intermediate-Term Bond Funds. As a result of this acquisition, and the Trust's subsequent appointment of Shay as a sub-adviser, our goal of having each of the six investment funds of the Trust managed by an independent sub-adviser was achieved. Retirement System Investors, in its role as the Trust's Investment Adviser and a "manager of managers" will now focus, along with the Trustees, on oversight and evaluation of the sub-advisers.

Certainly there were other events of significance during the past year that affect the Trust, as well as the mutual fund industry as a whole. The Securities and Exchange Commission adopted a number of new rules under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 that directly pertain to the governance and regulation of mutual funds. Additionally, several regulations previously enacted became effective during the Trust's 2004 fiscal year. The impetus for a number of these amendments was the identification by various federal and state regulators of unethical or unlawful conduct seeking to circumvent federal securities laws. Mutual funds are now required to adopt and implement certain written policies and procedures as part of their compliance programs, which must include the appointment of a Chief Compliance Officer responsible for the program's administration. Additionally, mutual funds now must also disclose policies and procedures used to determine how proxies related to portfolio securities will be voted and, further, the proxy voting records themselves must be publicly disclosed. Starting this year, mutual funds are also required to increase the frequency of full disclosure of portfolio holdings, from semi-annually, to quarterly. For the most part, we applaud and support these and other new regulations designed to increase transparency, to protect unitholders and ensure investor access to a level playing field. The Trustees and I have endeavored to ensure that the Trust is managed in the best interests of all of our plan sponsor clients and unitholders at all times.

If you have any questions about this report or the RSI Retirement Trust, please call me at (212) 503-0100. As always, the Trustees and I thank you for your continued trust and support.

Sincerely,

William Dannecker
President
November 15, 2004

INVESTMENT REVIEW

Equity Market Environment

Stocks were strong for the fiscal year although most of the return was generated during the fourth quarter of calendar year 2003 (initial quarter of fiscal year 2004). This, in fact, marks the second consecutive fiscal year of double-digit positive returns for most equity indexes. Of course, this recent two year period followed one of the worst bear markets in history; one that produced declines of greater than 20.0% for the S&P 500® Index in each of the prior two fiscal years. The fiscal year started on a positive note with an improving corporate earnings picture, low interest rates and an accommodative Federal Reserve (the "Fed"), strong economic growth (highest in 20 years), subdued inflation, and robust consumer spending (partially because of the federal tax cut). However, it ended with uncertainty fueled by a near record high oil price, less than vigorous employment numbers, tepid consumer spending, and a Fed that is in the process of increasing interest rates at a "measured" pace (the Fed raised rates by 0.25% three separate times between June 2004 and September 2004). In between, the market was faced with mixed news as increased merger and acquisition activity and a strong manufacturing sector were favorable while uncertainty caused by the situation in Iraq was a decided negative. Also adding to investor anxiety was the build-up of the upcoming presidential election and the anticipated fall-out to follow.

The rising price of oil and its potential effect on consumer spending and U.S. economic growth dominated the headlines for most of the fiscal year-and for good reason. Incredibly, the price of oil rose 70.0% during the past year with a greater than 30.0% increase in the final quarter alone. The primary reason for the increase is that the world's oil producers are physically unable to boost production to meet the world's increasing demands (much of which has been spurred by growth in China) for this valuable resource. Producers, essentially, are at capacity so any increase in demand and/or disruption of supplies will fuel a decline in inventories, lead to a supply/demand imbalance and higher prices. The meaningful rise in the price of oil has been reason enough for the U.S. consumer to reduce spending on other items in order to fill their vehicles at the pump and heat their homes. This means oil is being purchased in lieu of other items such as vacations and leisure activities, clothing purchases, and other non-essentials. Couple this with the fact that consumer spending composes two thirds of GDP growth and one can see the precarious position of the U.S. economy. The good news is U.S. interest rates remain near historical lows so there remains financial flexibility in the market. Additionally, the economy is growing at a strong pace so there is some room for a slow down. However, one can expect the price of oil to continue upward, consumer spending to be muted, and economic growth to be constrained given that 1) interest rates are poised to increase, 2) there is potential for sabotage in certain oil producing nations, and 3) there is no apparent solution to the oil producer's capacity quandary.

The S&P 500 Index gained 13.9% for fiscal year 2004 after surging 24.4% in the previous fiscal year. Other notable indexes also provided positive returns as the NASDAQ® rose a more modest 6.7%, on the heels of a 53.2% surge last fiscal year, and the Dow Jones Industrial Average returned 11.0% (up 25.1% for fiscal 2003). Small-cap stocks outperformed their large-cap counterparts, as in fiscal year 2003. The Russell 2000® Value Index, a measure of small-cap value stocks, surged 25.7% and was the top performing area of the market for the fiscal year, while the Russell 1000® Value Index, a measure of large-cap value stocks, increased 20.5%. Similarly, the Russell 2000® Growth Index (11.9% return), a measure of small-cap growth stocks, outperformed the Russell 1000® Growth Index , a measure of large-cap growth stocks, which returned 7.5%. The non-U.S. equity arena, represented by the MSCI EAFE® Index, performed relatively well for the second consecutive fiscal year with a 22.1% advance in fiscal year 2004. The MSCI EAFE Index is designed to measure developed market equity performance and represents more than 1,000 non-U.S. stocks in over 20 countries.

In conclusion, the equity markets enjoyed their second straight fiscal year of strong gains but returns, in aggregate, for the final three quarters of the fiscal year were marginally positive. We believe the rising price of oil, expected increase in interest rates (which may be modest) and consequential slow down in consumer spending and economic growth should lead to more modest equity returns for the next fiscal year.

RSI Retirement Trust Core Equity Fund

The Core Equity Fund (the "Fund") seeks long-term capital appreciation. The Fund invests in stocks of a broadly diversified group of high quality, medium-to large sized companies with attractive valuations and earnings growth potential, and equity securities included in the S&P 500 Index. Under Sub-advisory agreements with Retirement System Investors Inc. ("RSI"), RCM Capital Management LLC ("RCM") manages approximately 60% of the assets of the Fund, while Northern Trust Investments, N.A. ("Northern Trust") manages approximately 40% of the Fund's assets.

Portfolio Commentary

RCM

RCM uses their fundamentally based research process to discover high quality growth companies and seeks to invest in these companies at valuations appropriate to their growth prospects.

For the one-year period ended September 30, 2004, the portion of the Fund managed by RCM gained 5.7%, gross of fees. This significantly trailed the 13.9% return posted by the S&P 500 Index, partly due to RCM's growth style bias in a value led environment and partly due to some stock specific disappointments. Stock selection helped returns in Health Care-Biotechnology, (Gilead Sciences), while detracting from returns in Information Technology-Software (Veritas) and in Consumer Discretionary-Hotels, Restaurants & Leisure (Career Education).

Gilead Sciences has been a top performer in 2004, and notably, since its late 2003 trough. In late August the company released interim data from a head-to-head study of Gilead's Viread/Emtriva HIV-fighting drug versus GlaxoSmithKline's Combivir, and Gilead's results exceeded expectations. The trial not only showed that Viread/Emtriva was significantly safer, but also more effective than Combivir. Additionally, positive prescription trends have continued.

Both Yahoo! Inc. and Starbucks have been strong performers for the portfolio over the period under review. Both stocks began to correct in the most recent quarter after hitting multi-year highs, before resuming their upward trend. RCM still likes the underlying fundamentals for both companies, but has become modestly less enthusiastic due in part to valuation concerns. In the case of Yahoo, the company remains one of the best positioned internet stocks to benefit from online advertising growth, as companies shift advertising away from radio and television.

Starbucks is benefiting from variety in its product offerings at increasingly convenient locations globally. The company's fiscal third quarter earnings were up over 40.0% from a year ago on strong same store sales growth in both the U.S. and from overseas. Semi-inelastic demand for one of life's simple pleasures is driving strong same store sales growth.

Veritas (storage management/disaster recovery software) was one of over 20 software companies that negatively pre-announced, citing a slowdown in spending patterns. Disappointing results and management execution concerns prompted RCM to exit the portfolio's position.

Also in Information Technology-Software, Oracle's stock posted a flat performance over the year. Oracle's strong fundamentals have been overshadowed by litigation uncertainties surrounding its bid to acquire PeopleSoft. An early September ruling in Oracle's favor could remove that overhang. Oracle's stock rose 13% in September.

Within the Hotels, Restaurants and Leisure industry group of the Consumer Discretionary sector, the manager began exiting the portfolio's position in Career Education in August. Despite improving valuation, sentiment was beginning to infect fundamentals. Accounting, reporting and marketing questions remained despite several meetings with management.

This portion of the Fund maintained an overweight allocation over the year in Energy stocks as compared to the S&P 500 Index , which have performed well. Oil and natural gas service firms stand to benefit from secular depletion, limited supply growth and strong demand. While valuations merit close monitoring, RCM believes companies such as oilfield services firm, BJ Services are well positioned for cyclical growth in the North American markets.

At fiscal year-end, the Fund's largest sector overweight, when compared to the S&P 500, was in Health Care. The largest sector underweight was in Financials; RCM is finding better opportunities for earnings growth and pricing power in other sectors.

Considerable debate has centered on whether the deceleration in corporate profit growth will send the economy into recession and stocks into a bear market, or whether this is an inevitable transition into a slower, more sustainable rate of profit growth, after a cyclical rebound. Market commentators and strategists remain divided over prospects for equities over the fourth quarter and into 2005.

Some are predicting a strong fourth quarter rally, led by many of the stocks, particularly in technology, that disappointed toward the end of the second quarter and the beginning of the third. Others suggest that a defensive posture is warranted, noting high energy prices and prospects for a consumer spending slowdown in the U.S. They also point to a hard landing in China-an increasingly important country impacting global economic stability and a vital market for U.S. multinationals. While RCM acknowledges these risks, the manager does not see the U.S. economy going into recession, and sees more reasons to be upbeat on the longer-term outlook for equities.

In the current environment, RCM is emphasizing companies that are enjoying strong product cycles and gaining pricing power. Typically, these are companies that demonstrate potential to deliver earnings growth regardless of the macro-environment. The manager continues to see signs that high quality large-cap growth stocks are becoming increasingly attractive versus the wider market. As we move past uncertainties surrounding the election, corporations and individuals may be enticed to spend more freely, which could provide a near-term boost to sentiment and the markets. RCM believes that the Fund, given investment criteria favoring quality growth stocks with durable earnings streams, will be rewarded for these fundamental strengths in the months and quarters ahead.

Northern Trust

Northern Trust uses an index approach, seeking to track the performance of the S&P 500 Index (the "Index"), selecting securities based upon their inclusion in the Index. For this portion of the Fund, Northern Trust utilizes a replication strategy, under which the manager seeks to track the performance of the Index by purchasing the securities represented in the Index in approximately the same weightings.

For the one-year period ended September 30, 2004, the portion of the Fund managed by Northern Trust posted a gross performance return of 13.9%, closely tracking the Index, which also returned 13.9%. While instability continued to permeate the market place, the Index continued to produce positive returns in all but three months for the year ending September 30, 2004. Index performance was primarily driven by the strong performance of the Energy sector.

Twelve changes occurred during 2004; none of which resulted in a significant re-weight of the Index. However, in April 2004 arguably one of the largest changes in S&P history was announced. S&P will begin shifting its popular benchmarks to a float-adjusted methodology in March 2005, with a target completion date of September 2005. Float adjustment will effectively reduce the weighting of those companies whose stock is closely held by insiders, founding parties or other parties that would otherwise not trade freely. The adjustment to each stock's weighting in the official index will be made in two phases, each accounting for about one-half of the total. It is anticipated that the Index will incur a 7% turnover rate to implement the changes.

The adjustment to free-float weighting for S&P indices will be a significant event impacting markets over the next year. The portion of the Fund managed by Northern Trust will follow the migration methodology of the Index and will be float-adjusted by September 2005.

Growth of $10,000
	Core Equity Fund	S&P 500 Index
1 year	$10,774	$11,387
3 years	$9,477	$11,263
5 years	$7,150	$9,363
10 years	$21,367	$28,615
Cumulative Returns
1 year	7.74%	13.87%
3 years	–5.23%	12.63%
5 years	–28.50%	–6.37%
10 years	113.67%	186.15%
Average Annual Returns
1 year	7.74%	13.87%
3 years	–1.78%	4.05%
5 years	–6.49%	–1.31%
10 years	7.89%	11.09%

Performance Results

The Fund posted a net performance gain of 7.7% for the 2004 fiscal year (one-year period ended September 30, 2004) significantly lagging its market benchmark, the S&P 500 Index, which returned 13.9% during the same period. (All market index results that appear in this report are gross, since they are not subject to expenses.) For the three-, five-, and ten-year periods ended September 30, 2004, the Fund's performance lagged behind the results of the S&P 500 Index as well as its peer group performance comparison benchmark, the Lipper Large-Cap Core Funds Average (See data in tables.)

Core Equity Fund vs. Lipper Large-Cap Core Funds Average

Average Annual Total Return For Periods Ended September 30, 2004

	1 Year	3 Years		5 Years		10 Years
CORE EQUITY FUND[1]	7.74%	–	1.78%	–	6.49%	7.89%
Lipper Large-Cap Core Funds Average[2]	10.19	1.83		–	2.48	8.89

1.  All performance results shown are net of management fees and all related investment expenses.

2.  Lipper Large-Cap Core Funds classification is comprised of funds that invest in large companies, with wide latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees.

RSI Retirement Trust Value Equity Fund

The Value Equity Fund (the "Fund") seeks income and capital appreciation by investing in a diversified portfolio of stocks with below-average price-to-earnings (P/E) ratios and above-average growth prospects. The portfolio typically has a dividend yield that is higher than the market itself. The aim of the portfolio manager is to produce above-market returns by choosing stocks whose current prices do not adequately reflect their ability to grow earnings and dividends over time. RSI managed the Fund for the part of the fiscal year through April 30, 2004. Effective May 1, 2004, Shay Assets Management, Inc. ("Shay") began managing the Fund under a sub-advisory agreement with RSI. In providing investment services, Shay employs the portfolio manager who previously managed the assets of the Fund as an employee of RSI.

Portfolio Commentary

Shay

While underperforming the market for fiscal year 2004, returning 18.3% versus the 20.5% gain of the Russell 1000 Value Index (the "Index"), the Fund outperformed its peer group benchmark, the Lipper Large-Cap Value Funds Average by almost 2%. The Fund's performance benefited handsomely from its overweight positions in the Energy and Materials sectors. Investments in the Health Care sector, however, had a sizable negative impact on the Fund's relative performance. Overall, the economic conditions of the past year provided a positive environment for the equity markets. Economic growth remained strong around the globe, especially in the U.S., where real GDP grew at an estimated 4%. Moreover, long-term interest rates and inflation, while showing slight increases, still remained historically low. These factors, along with record earnings and cash flow, provided the necessary elements for higher equity prices and market advancement.

The Energy sector posted the strongest gains within the Index, advancing more than 40.0% for the fiscal year. This sector benefited from record high oil prices brought on by increased global demand and limited new supply. The Fund maintained an overweight position in energy stocks, owning companies such as ExxonMobil, ChevronTexaco and Apache Corporation. While these stocks performed well over the last year, the valuations appear reasonable and the manager continues to believe that these stocks still contain excellent long-term value.

The Materials sector was the second best performing sector in the Index, returning over 28%. As with oil, the worldwide demand for materials was exceptionally strong. Prices for many commodities such as aluminum, steel, copper and lumber leaped to multi-year highs. The Fund added to this sector throughout the year with investment in companies such as Alcoa, Praxair and Weyerhaeuser.

The Health Care sector was the worst performing sector of the market this year, posting an overall return of – 4.0%. Many health care stocks looked like solid investments based on the strength of their balance sheets, high dividend yields, and deeply depressed valuations; however, the majority significantly underperformed the market. The lack of new product introductions and the threat of drug reimportation have only added to the negative sentiment surrounding the group. Investments in Pfizer and Merck had a negative impact on overall performance.

The Financials sector, which represented approximately 20% or more of the Fund's assets throughout the past year, underperformed the Russell 1000 Value Index. The sector returned about 16.0% for the year versus approximately 20.0% for the Index. Citigroup, the Fund's largest financial holding, was basically flat for the year.

Looking ahead, the Fund will continue to invest in high quality companies selling at reasonable valuations. As of the close of the current fiscal year, the Fund currently maintains its overweight position in Energy and Materials and continues to underweight stocks in Health Care and Financials. The manager believes that the overall investment environment still remains positive for the equity markets. Both inflation and long-term interest rates remain low and corporate profits should continue their upward advance. With the S&P 500 Index currently trading at approximately 17 times earnings estimates for the next twelve months, valuations remain reasonable for the market in general, and are within their historical ranges.

Growth of $10,000
	Value Equity Fund	Russell 1000 Value Index
1 year	$11,831	$12,050
3 years	$11,552	$12,446
5 years	$12,426	$12,347
10 years	$33,080	$32,546
Cumulative Returns
1 year	18.31%	20.50%
3 years	15.52%	24.46%
5 years	24.26%	23.47%
10 years	230.80%	225.46%
Average Annual Returns
1 year	18.31%	20.50%
3 years	4.93%	7.57%
5 years	4.44%	4.31%
10 years	12.71%	12.53%

Performance Results

For the one-year period ended September 30, 2004, the Value Equity Fund posted a net performance gain of 18.3%, while its market benchmark, the Russell 1000 Value Index, returned 20.5%. While underperforming the Index over the recent three-year period ended September 30, 2004, the Fund ouperformed over the long-term, both the five- and ten-year periods. Of note, the Fund's performance results for the one-, three-, five- and ten-years through September 30th bested the gains of its peer group performance comparison benchmark, the Lipper Large-Cap Value Funds Average. (See data in tables.)

Value Equity Fund vs. Lipper Large-Cap Value Funds Average

Average Annual Total Return For Periods Ended September 30, 2004

	1 Year	3 Years	5 Years	10 Years
VALUE EQUITY FUND[1]	18.31%	4.93%	4.44%	12.71%
Lipper Large-Cap Value Funds Average[2]	16.41	4.62	2.50	10.06

1.  All performance results shown are net of management fees and all related investment expenses.

2.  Lipper Large-Cap Value Funds classification is comprised of funds that invest in large companies, generally those that are considered undervalued relative to the S&P 500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per share growth value, compared to the S&P 500 Index. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees.

RSI Retirement Trust Emerging Growth Equity Fund

The Emerging Growth Equity Fund (the "Fund") seeks capital appreciation by investing in companies with small market capitalizations, which may include rapidly growing, emerging companies. Under Sub-advisory agreements with RSI, Batterymarch Financial Management, Inc. ("Batterymarch") manages approximately 60% of the Fund's assets and Neuberger Berman Management Inc. ("NB") manages approximately 40% of the assets.

Portfolio Commentary

Batterymarch

As long-term investors, Batterymarch believes that the market rewards good companies with strong fundamentals and that stocks without these qualities will ultimately underperform. The portfolio holds stocks that score attractively relative to their peers across the multiple dimensions of the manager's stock selection model. Batterymarch uses a bottom-up, quantitative strategy based on fundamental principles. The stock selection process runs daily, ranking the relative attractiveness of 3,000 liquid stocks across six dimensions: cash flow, earnings growth, expectations, value, technical and corporate signals. The process incorporates stringent risk control and cost-efficient trading.

The gross performance return for the Batterymarch portion of the Fund for the fiscal year ended September 30, 2004 was 18.2%, slightly behind the Russell 2000® Index, which returned 18.8%.

The portfolio participated in the strong move by small capitalization stocks over the period although it trailed the benchmark return slightly. Despite significantly positive selection within the Health Care sector, stock selection for the portfolio was slightly negative for the one-year period due most notably to the Information Technology sector. The portfolio benefited, however, from several sector allocations, particularly the overweight in Energy and the underweight in Information Technology. Energy was the best performing sector for the Russell 2000 Index, up 77.3%, while Information Technology was the worst performing, down 4.4%.

While the portfolio is invested in stocks that are attractively ranked relative to their peers across the dimensions of the manager's stock selection model, the investment process can experience difficulty during periods when the market is driven by sentiment and short-term technicals. For the one-year period ended September 30, 2004, the portfolio experienced performance shortfalls in April and August. Both months were characterized by extreme sector rotation. During April, many interest rate sensitive stocks suffered declines; the sell-off appeared to be an overreaction to the potential for a U.S. interest rate hike as many of these securities had strong fundamentals. Additionally, oil price shifts caused market choppiness.

For the period, small company stocks outperformed large company stocks with the Russell 2000 Index up (market benchmark index representative of the small-cap segment of the U.S. equity universe) 18.8% compared with 13.9% for the Russell 1000 Index (representative of large-cap segment). Among small caps, value significantly outperformed growth; the Russell 2000 Value Index rose 25.7% for the period while the Russell 2000 Growth Index was up 11.9%.

At fiscal year-end, the portfolio was broadly diversified and maintained its attractive valuation. The forward P/E ratio for the portfolio was 12.4x compared with 15.6x for the benchmark (each calculated as the weighted harmonic average.) The portfolio was most overweighted in the Energy, Materials and Industrials sectors and most underweighted in Financials and Information Technology.

Looking forward, the portfolio is broadly diversified across many sectors. Without a near-term market catalyst in sight, where can one expect to find leadership for small-cap stocks? At the end of September, Batterymarch's sector model points to a continuation of current performance trends, with a preference for Industrials, Materials and Energy over Information Technology.

NB

NB's small-cap equity strategy utilizes fundamental bottom-up analysis seeking quality small company stocks with a combination of growth and value characteristics-high potential growth, but trading at attractive prices. The manager looks for companies with strong fundamentals, especially those with established franchises and long product cycles that will help sustain growth and maintain profit margins.

Small-cap stocks produced a respectable gain during fiscal year 2004, despite struggling over the second half of the reporting period. NB's valuation-sensitive approach helped this portion of the Fund outperform its market performance benchmark, the Russell 2000 Index (the "Index"), both during the second half and over the full year. For the one-year period ended September 30, 2004, the portion of the Fund managed by NB outpaced the Index by 3.5%, posting a gross investment performance return of 22.3% versus 18.8% for the Index.

The portfolio generated positive returns in six out of the eight sectors it was invested in. The portfolio was overweight in the Industrials sector and its holdings outperformed. Industrial companies dominated NB's top-ten performance list, with Landstar System, Kroll, and MSC Industrial Direct all posting excellent gains. Landstar is a trucking company that doesn't own any trucks. It uses its large network of agents to book shipping business with an exclusive fleet of owner/operators and other truckers. Landstar's fee-driven low-overhead business model has translated into high returns on capital and strong earnings growth. Kroll is a business security firm that provides a variety of services, including background checks on prospective employees, forensic accounting, and litigation support. NB thought Kroll was a unique company, and so apparently did insurance giant Marsh & McLennan Companies, which recently acquired Kroll at a nice premium to the portfolio's cost. MSC Industrial Direct can still be considered a small-cap company (with a market capitalization of $2.2 billion), but it has become the largest distributor of maintenance and repair products for the factory floor. The company's catalog is enormous and its next-day delivery system keeps attracting new customers.

During fiscal 2004, Information Technology was one of the worst performing sectors in the Index, declining almost 5%. However, led by ScanSource Inc., Plantronics Inc., and Zebra Technologies, the portfolio's tech holdings posted a generous return. ScanSource Inc. is a wholesale distributor of bar code printers and telephony products. It benefits from its close business relationship with Zebra Technologies, a manufacturer of state-of-the-art bar code printers. By February, the portfolio liquidated its position in Zebra for valuation reasons and due to the fact that, with a market capitalization now approximating $4.4 billion, it had grown out of the small-cap category. ScanSource is still a legitimate small-cap company and despite the stock's excellent performance this year, we believe it remains reasonably priced. Plantronics is a leader in the wireless headset business. The popularity of wireless headsets in the office (employees no longer have to be sitting at their desks to receive calls) has been driving Plantronic's growth. Legislation requiring headsets for the use of cellular telephones in moving vehicles is providing another boost. (New York, New Jersey, Washington DC, Germany, Italy, and the UK have already passed such legislation and the manager believes other states and nations will follow.) The company now serves an $825 million market that is growing at 14% annually. Despite spending twice as much as its competitors on research and development to stay ahead of the technology curve, Plantronics has strong free cash flow and a high return on equity. Although the stock is no longer undiscovered, in the manager's opinion, it still has good capital appreciation potential.

NB's Health Care investments disappointed, collectively suffering a mid-single-digit loss versus a low double-digit gain for the Index's Health Care sector component.

K-V Pharmaceutical, D&K Healthcare Resources, and Hooper Holmes all appeared on the portfolio's bottom-ten performance list. Despite their poor results this year, the manager remains patient with these three investments. K-V is a generic and branded pharmaceuticals company. NB believe that K-V's strong new product pipeline will reinvigorate earnings. Wholesale drug distributor D&K Healthcare serves a growing market and has recently been gaining market share. With the stock now trading near book value, NB thinks its patience will be rewarded. Controlling 38% of the market, Hooper Holmes is the nation's largest provider of medical examination services for life insurers. The company is in great shape financially and dominates its niche. The only thing missing is a rebound in the life insurance business, which has yet to materialize.

The portfolio's Financials sector investments also underperformed, due largely to sharp declines in NYSE specialist firm Labranche & Company and insurance company Assured Guaranty. Lingering controversy in the specialist business caused the manager to jettison Labranche. NB is sticking with Assured Guaranty, which is transitioning from being a reinsurer of municipal debt to a direct insurer. NB thinks this move will accelerate the company's growth and attract favorable investor attention.

The portfolio is managed by stock pickers, not economists or market forecasters. So, as always, the manager will refrain from offering opinions on these subjects. NB will simply continue trying to find high quality, opportunistically priced small-cap growth and value stocks that the manager believes will reward shareholders over the long term.

Growth of $10,000

	Emerging Growth Equity Fund	Russell 2000 Index	Russell 2000 Growth Index
1 year	$11,762	$11,877	$11,194
3 years	$9,881	$14,704	$12,981
5 years	$9,127	$14,295	$9,662
10 years	$20,548	$25,623	$17,152

Cumulative Returns

1 year	17.62%	18.77%	11.94%
3 years	–1.19%	47.04%	29.81%
5 years	–8.73%	42.95%	–3.38%
10 years	105.48%	156.23%	71.52%

Average Annual Returns

1 year	17.62%	18.77%	11.94%
3 years	–0.40%	13.71%	9.09%
5 years	–1.81%	7.41%	–0.68%
10 years	7.47%	9.86%	5.54%

Performance Results

For the one-year period through September 30, 2004, the Fund posted a net performance result of 17.6%, lagging the Russell 2000 Index but significantly outperforming the Russell 2000 Growth Index. The Russell 2000 rose 18.8% while the Russell 2000 Growth returned a more moderate 11.9%. For the three- and five-year periods ended September 30, 2004, the Fund again trailed both the Russell 2000 and the Russell 2000 Growth but outpaced the latter for the ten-year period (see data in tables.)

Emerging Growth Equity Fund vs. Russell 2000 Index and Russell 2000 Growth Index

Average Annual Total Return For Periods Ended September 30, 2004

	1 Year	3 Years		5 Years		10 Years
EMERGING GROWTH EQUITY FUND[1]	17.62%	–	0.40%	–	1.81%	7.47%
Russell 2000® Index[2]	18.77	13.71		7.41		9.86
Russell 2000® Growth Index[3]	11.94	9.09		–	0.68	5.54

1.  All performance results shown are net of management fees and all related investment expenses.

2.  Index that measures the performance of 2,000 small company securities (growth and value, with a dollar-weighted average market capitalization of approximately $920 million). The performance results reflect an unmanaged index and are gross, since indexes are not subject to expenses.

3.  Index that measures the performance of small company growth securities (with a dollar-weighted average market capitalization of approximately $890 million).

RSI Retirement Trust International Equity Fund

The International Equity Fund (the "Fund") seeks capital appreciation by investing in common stocks of well-established companies that are headquartered in foreign countries, in order to take advantage of opportunities outside of the U.S. capital markets. While holdings are concentrated in the larger, established markets abroad, investments may also be made in emerging markets. The Fund was sub-advised by Bank of Ireland Asset Management (U.S.) Limited ("BIAM") during the part of fiscal year 2004 prior to July 26, and thereafter, by Julius Baer Investment Management LLC ("JBIM").

Portfolio Commentary

BIAM

In managing the Fund, BIAM sought fundamentally undervalued stocks, examined by reference to a range of characteristics, including dividend yield, financial strength, realizable asset value, consistency of earnings growth and cash flow and quality of management. In addition, valuation comparisons were made on a global basis with other companies in similar sectors.

Equity markets posted moderate gains in most instances for the first six months of 2004 against a backdrop of improved economic conditions. The American and Japanese economies-the world's largest and second largest-and China produced much of the economic vigor and provided the tonic for the rest of the world that buoyed corporate earnings' prospects and underpinned equity markets' advance.

Stocks were also bolstered by relatively low interest rates in much of the world, though the cycle has turned as evidenced by the U.S. Federal Reserve's recent slight increase in its official rate and the Bank of England's deliberate incremental tightening. However, concern about the future sustainability of the economic improvement, persistent geopolitical strains and corporate earnings prospects led to stocks vacillating in the third quarter. Central to much of the fluctuating opinion was surging crude oil prices, which passed through the psychologically important barrier of $50 a barrel. The longer oil prices remained at high levels, the more concerned investors became about the potential damage to economies and earnings. The increase in many other commodity prices also placed pressure on margins, as companies have been less able to increase prices in competitive environments.

The price of oil has been particularly sensitive to inventories. The unrest in Nigeria, the continuing legal wrangling over Yukos, Russia's largest oil producer, and the spate of hurricanes in the Gulf of Mexico, drove the latest rise. Concerns that there is insufficient capacity in the system to pick up the slack created by such events, allied with the ongoing instability in Iraq, have kept the price near record-high levels. Oil prices have now registered an approximate 50.0% gain since the beginning of the year.

Strong performance was seen in the past 12 months from Europe's third- and fourth-largest oil companies, Total and Eni, respectively. Total has also continued to return cash to shareholders by buying back as much as 1.0% of its share capital for the year so far. Eni said it expected to achieve a strong increase in net income in 2004 following a healthy performance in the first six months of its fiscal year. The Chief Executive said he planned to grow the company to avoid being taken over by foreign rivals. Italian government and related agencies own more than 30.0% of Eni and are expected to sell at least part of their holdings. While the sector weightings of the portfolio were a residual of BIAM's investment approach, the portfolio's relative underweight exposure to the Energy sector weighed on overall performance versus the Fund's market index benchmark, the MSCI EAFE Index.

Sanofi-Aventis rose as the merger was completed following Sanofi's $63 billion purchase of Aventis. Before the merger, Sanofi reported a more than 20.0% gain in first-half profit on the back of demand for its blood-thinning drug, Plavix, and cancer treatment, Eloxatin. The world's third-largest drug maker expects new products to propel earnings as it reduces its dependence on older products. Meantime, ING and Barclays both advanced. ING added to recent gains as the Dutch financial services company pursued its strategy of selling businesses in Asia, Australia and Europe to focus on opportunities in insurance, and phone and internet banking. Barclays, Britain's third-largest bank, said that it had started talks to buy a controlling interest in Absa Group Ltd., South Africa's biggest consumer bank.

The portfolio's relatively overweight position in the poorly performing Information Technology sector also detracted from overall performance. Nokia dropped by almost a third as the Finnish company yielded mobile handset market share to its competitors.

Canon also detracted from overall Fund performance. The company's share price fell amid concerns about its profit margins following increased competition to its printer business and to its lead in digital cameras. Japan's largest maker of office equipment said operating profits would likely increase by 14% in the current fiscal year, after rising by more than 20% in each of the last three years.

Finally, the lackluster returns of Japanese stocks also eroded the Fund's performance during fiscal year 2004. This was partly due to the decline in Nippon Telegraph & Telephone ("NTT") as the country's incumbent telecommunications company faced persistent competition as rivals cut fees.

JBIM

JBIM constructs a diversified core portfolio driven by dynamic sector and company fundamental analysis. Their investment process applies different strategies for different regions of the world, utilizing bottom-up analysis for developed markets, a top-down macro-economic approach for emerging markets, and a hybrid tactic for Japan.

At the close of fiscal year 2004, the Fund was underweight within Japan versus the MSCI EAFE Index. With the rise in oil prices, the manager believes that Japan's growth picture appears to be challenged. Concerns that high energy prices may crimp growth and negatively impact corporate earnings led Japanese stocks lower during the recent quarter. Within the developed markets of Europe, JBIM holds a defensive bias from a sector perspective. They believe that earnings levels are likely to peak over the next 6 to 12 months and that the consumer sector may weaken. They are favorable on select Utilities, particularly in the United Kingdom, Germany and Scandinavia where the manager anticipates rising electricity prices going forward. JBIM is also favorable on the wireless industry within Telecommunications, which continues to generate free cash flow. As of the close of fiscal year 2004, the Fund was underweight in Information Technology, as the manager has concerns globally for technology, from a valuation perspective as well as due to issues surrounding the quality of earnings. Additionally, the Fund is underweight in Consumer Discretionary companies within Europe. Finally, as a result of JBIM's bottom-up approach to stock selection, the Fund closed the fiscal year underweighted to the United Kingdom, attributable primarily to the banking industry which the manager views as expensive, but also due to the level of the real estate market, which the manager believes to be unsustainably high.

Heading into the new fiscal year, JBIM's favored area for investment continues to be Eastern Europe. JBIM finds valuations more compelling in this region than in the developed markets and continues to see the development of the middle class as another catalyst for improving equities.

Growth of $10,000
	International Equity Fund	MSCI EAFE Index
1 year	$11,686	$12,208
3 years	$11,203	$12,993
5 years	$9,132	$9,585
10 years	$13,398	$14,831
Cumulative Returns
1 year	16.86%	22.08%
3 years	12.03%	29.93%
5 years	–8.68%	–4.15%
10 years	33.98%	48.31%
Average Annual Returns
1 year	16.86%	22.08%
3 years	3.86%	9.12%
5 years	–1.80%	–0.85%
10 years	2.97%	4.02%

Performance Results

For the one-year period ended September 30, 2004, the Fund returned 16.9%, while the Fund's market benchmark, the MSCI EAFE Index (the "Index"), posted a gain of 22.08%. The Fund's annualized returns over the three-, five- and ten-year periods through September 30, 2004 also trailed the Index. While underperforming its peers for the one-, three- and ten-year periods through fiscal year-end 2004, as measured by the Lipper International Large-Cap Core Funds Average, the Fund bested its peer group average for the five-year period. (See data in tables.)

International Equity Fund vs. Lipper International Large-Cap Core Funds Average

Average Annual Total Return For Periods Ended September 30, 2004

	1 Year	3 Years	5 Years		10 Years
INTERNATIONAL EQUITY FUND[1]	16.86%	3.86%	–	1.80%	2.97%
Lipper International Large-Cap Core Funds Avg[2]	17.26	5.85	–	2.28	4.26

1.  All performance results shown are net of management fees and all related investment expenses.

2.  Lipper International Large-Cap Core Funds classification is comprised of funds that invest at least 75% of their equity assets in large companies strictly outside of the U.S. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per share growth value compared to the S&P/Citigroup World ex-U.S. BMI. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees.

Fixed-Income Market Environment

The Fed ended fiscal year 2004 in a "measured" tightening mode, far from its year earlier posture. In fact, at that time, the Fed maintained an accommodative monetary policy (as did the Bush administration with its instituted federal tax cut) and spoke of its intention to keep rates low for a "considerable period" in order to fend off what was perceived to be a potential deflationary threat. This stance helped ignite economic growth and the economy produced an 8.2% growth rate at the end of 2003-its fastest pace in twenty years. Although the U.S. economy slowed a bit from the strength exhibited in the fourth quarter of 2003, first and second quarter growth and other economic indicators pointed to continued robust numbers and lead to a softer stance at the Fed. On June 30, 2004 the Fed, in fact, increased the Federal Funds rate by 0.25% to 1.25% and initiated a self-proclaimed "measured" tightening phase. The Fed raised rates by 0.25% two additional times during the fiscal year (August 10th and September 21st) with the Fed Funds target closing at 1.75% on September 30, 2004. Investors can expect further rate increases in fiscal year 2005, given the central bank's desire to moderate growth and pre-empt a meaningful rise in inflation.

Interest rate movements were volatile throughout the year and, ultimately, yields increased across the Treasury curve. The yield on the 10-year Treasury, in fact, rose during the initial and third quarters of the fiscal year and fell in the second and fourth quarters. In addition, rates increased more in shorter maturities (the 10-year Note increased by less than 0.2%). This "flattening of the curve" (short rates increasing more quickly than long rates) is common during periods of Fed tightening as the Fed tends to have more of an influence on the short end given its ability to change such rates. The bottom line is longer-term maturity instruments outperformed their short-term counterparts for the fiscal year. Importantly, however, despite the increase in yields during fiscal year 2004, interest rates remain near historical lows and are expected to continue their ascension in the upcoming fiscal year.

There were a number of reasons for the interest rate volatility experienced over the last twelve months, none of which dominated the market. The list includes, in no specific order, the U.S. economic landscape, potential terrorist threats, the situation in Iraq, the upcoming U.S. presidential election, and the escalating price of oil. In this environment, U.S. fixed-income investors were best served in the corporate arena (investment-grade and below). The improving U.S. economy helped companies strengthen their balance sheets and the Citigroup High Yield Market Index (the RSI Retirement Trust fixed-income funds do not invest in below investment-grade instruments) provided an equity-like 12.6% return for the fiscal year while the Lehman Brothers Credit Index (representing the investment-grade sector) advanced 4.4%. In addition, the Lehman Brothers Mortgage Index (4.4% return) performed relatively well thanks to the modest rise in long rates and interest rate volatility. Further, the government sector (2.5% return), represented by the Lehman Brothers Government Index, trailed as it fell victim to the "flight from quality" because of paltry yields. The bottom line is the Lehman Brothers Aggregate Bond Index, a proxy for the investment-grade U.S. fixed-income market, increased by 3.7% for fiscal year 2004-a modest return by recent historical standards.

In summary, RSI believes fixed-income returns will continue to be lackluster thanks to two critical issues. The first is that rates remain close to historical lows (despite the increase experienced in fiscal year 2004) so there is limited room, if any, for a sustained decline. The second factor is that we have seen in the past that "fighting the Fed" is not generally in the best interest of investors-if the Fed is increasing rates then rates ultimately rise. Importantly, it appears the Fed is poised to continue increasing short-term interest rates.

RSI Retirement Trust Actively Managed Bond Fund

The Actively Managed Bond Fund (the "Fund") invests in high quality, fixed-income securities, U.S. government and high-grade corporate debt issues, without limit as to maturity, and seeks to maximize both principal appreciation and income return. The quality of holdings of the Fund is restricted to "A" or better at the time of purchase and at least 65% of the holdings must be in U.S. government or agency issues at all times. RSI managed the Fund for the part of the fiscal year through April 30, 2004. Effective May 1, 2004, Shay began managing the Fund under a sub-advisory agreement with RSI. In providing investment services, Shay employs the portfolio manager who previously managed the assets of the Fund as an employee of RSI.

Portfolio Commentary

Shay

The Fund's total return of 2.8% over fiscal year 2004 trailed its market benchmark, the Lehman Brothers Aggregate Bond Index, which gained 3.7%, but outpaced the Fund's peer group performance comparison benchmark, the Lipper General U.S. Government Funds Average, which advanced 2.2%.

The Fund remained diligent, with its emphasis on quality of holdings. As the fiscal year began in October 2003, the economy continued to struggle with a sluggish recovery and stagnant employment environment. The weak labor market weighed on consumer confidence even though the unemployment rate fell from 6.1% at September 30, 2003 to 5.4% (the lowest level since October 2001) twelve months later. During the past year, the Fed raised rates 0.75% to settle at 1.75%. The U.S. Treasury yield curve began to flatten by mid-year. Long bond yields have fallen since the Fed started to raise rates. The 2-year Treasury Note jumped from 1.5% at the beginning of fiscal year 2004 to almost 3.0% in June, and landed at 2.6% by the end of fiscal year 2004. The 10-year Treasury Note began fiscal year 2004 at 3.9%; dipping to 3.7% in March, spiking to 4.9% in June and finally drifting lower to 4.1% at September 30, 2004. The spread between the 2-year Note and the 10-year Note narrowed from 2.7 percentage points to 1.5 percentage points at the end of fiscal year 2004.

The prevailing climate for bond investors remains very challenging, especially given the politicizing of economic issues endemic to any presidential election year, the soft labor market, soaring oil prices and persistent uncertainties related to terrorism, all of which are skewing market sentiment. Unfortunately, the bond market could be caught in its current trading range until some of the concerns highlighted above demonstrably recede, or unless expectations for the economy change. Consequently, the manager believes that the Fed is expected to pause in its rate hike cycle beginning in December and lasting until mid-2005.

Overall, at this time, the manager believes that the best strategy is to be defensive, retain a well-diversified portfolio, maintain high credit quality, and shorten duration wherever possible.

Growth of $10,000
	Actively Managed Bond Fund	LB Aggregate Bond Index
1 year	$10,283	$10,368
3 years	$11,406	$11,871
5 years	$13,956	$14,345
10 years	$19,927	$20,911
Cumulative Returns
1 year	2.83%	3.68%
3 years	14.06%	18.71%
5 years	39.56%	43.45%
10 years	99.27%	109.11%
Average Annualized Returns
1 year	2.83%	3.68%
3 years	4.48%	5.88%
5 years	6.89%	7.48%
10 years	7.14%	7.66%

Performance Results

For the one-year period ending September 30, 2004, the Fund returned 2.8%, trailing its market benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), which advanced 3.7%. While the Fund's average annual total return over the three-, five-and ten-year period through September 30, 2004, were also bested by the Index, the Fund outperformed its peer group, as measured by the Lipper General U.S. Government Funds Average, for these periods. (See data in tables.)

Actively Managed Bond Fund vs. Lipper General U.S. Government Funds Average

Average Annual Total Return For Periods Ended September 30, 2004

	1 Year	3 Years	5 Years	10 Years
ACTIVELY MANAGED BOND FUND[1]	2.83%	4.48%	6.89%	7.14%
Lipper General U.S. Gov't Funds Avg.[2]	2.19	4.27	6.18	6.40

1.  All performance results shown are net of management fees and all related investment expenses.

2.  Lipper fixed-income fund classfication that is comprised of funds that invest primarily in U.S. government and agency issues. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other that sales charges and redemption fees.

RSI Retirement Trust Intermediate-Term Bond Fund

The Intermediate-Term Bond Fund (the "Fund") invests in high quality, fixed-income securities that mature within ten years or have expected average lives of ten years or less. RSI managed the Fund for the part of the fiscal year through April 30, 2004. Effective May 1, 2004, Shay began managing the Fund under a sub-advisory agreement with RSI. In providing investment services, Shay employs the portfolio manager who previously managed the assets of the Fund as an employee of RSI.

Portfolio Commentary

Shay

The Intermediate-Term Bond Fund's total return of 1.6% over fiscal year 2004 trailed its market benchmark, the Lehman Brothers Intermediate U.S. Government Bond Index (the "Index"), which gained 1.9%, but outpaced the Fund's peer group performance comparison benchmark, the Lipper Short-Intermediate U.S. Government Funds Average, which advanced 1.3%.

The intermediate portion of the U.S. Treasury yield curve-as measured by the 5-year Treasury Note-began fiscal year 2004 at 2.8%. At the end of the first calendar quarter of 2004, it fell to its 12-month low of 2.6% and then jumped to 4.1% by the end of the second quarter. At the end of the fiscal year on September 30, 2004, the 5-year Note closed at 3.4%. During the one-year period beginning October 1, 2003, the Fed met eight times and raised rates three times to end the year at its current level of 1.75%. At the meeting held on September 21, 2004, the policy makers repeated their pledge to carry out any further increases at a measured pace. Although the overnight rate should continue to rise, bolstering the front end of the yield curve, most investors should expect only a modest rise in long-term interest rates because of stable or improving inflation expectations. Higher volatility related to geopolitical developments, terrorist concerns, the presidential election and surging crude oil prices are unlikely to recede much in the coming months. In fact, as the election approached, volatile economic data provided little solace to fixed-income investors in the near term. Many investors retreated from record oil prices and geopolitical uncertainties by seeking refuge in the intermediate portion of the curve. The flattening yield curve offered investors little or no incentive to safely extend duration. Mortgages performed fairly well this year. Mortgage portfolio managers should continue to swap lower quality and interest rate sensitive holdings for higher quality tranches and more predictable payment structures. In addition, premium priced securities are better positioned to weather rising interest rates and 15-year securities help to minimize the potential extension risk often associated with these types of securities.

In this current rate environment, the manager believes that investors must be careful to resist one of the most common investment mistakes: reaching for yield, particularly by sacrificing quality objectives or by opting for structured rather than straightforward "plain vanilla" products.

Growth of $10,000
	Intermediate-Term Bond Fund	LB Inter.-Gov Bond Index
1 year	$10,159	$10,189
3 years	$10,756	$11,436
5 years	$12,606	$13,709
10 years	$17,142	$19,159
Cumulative Returns
1 year	1.59%	1.89%
3 years	7.56%	14.36%
5 years	26.06%	37.09%
10 years	71.42%	91.59%
Average Annual Returns
1 year	1.59%	1.89%
3 years	2.46%	4.57%
5 years	4.74%	6.51%
10 years	5.54%	6.72%

Performance Results

The Fund returned 1.6% for the one-year period ended September 30, 2004, underperforming the Index, which returned 1.9%, but outpacing its peer group performance benchmark, the Lipper Short-Intermediate U.S. Government Funds Average. The Fund's longer-term annualized performance results through September 30, 2004 (the three-, five- and ten-year periods) also trailed the Index, as well as the Fund's Lipper peer group benchmark. (See data in tables.)

Intermediate-Term Bond Fund vs. Lipper Short-Intermediate U.S. Government Funds Average

Average Annual Total Return For Periods Ended September 30, 2004

	1 Year	3 Years	5 Years	10 Years
INTERMEDIATE-TERM BOND FUND[1]	1.59%	2.46%	4.74%	5.54%
Lipper Short-Interm. U.S. Gov't Funds Avg.[2]	1.28	3.48	5.42	5.75

1.  All performance results shown are net of management fees and all related investment expenses.

2.  Lipper Short-Intermediate U.S. Government Funds is a fixed-income classfication that is comprised of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of one to five years. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees.

Each fund's sector allocation or geographic distribution is indicated as of September 30, 2004 and is subject to change.

All performance quoted represents past performance. Past performance is not a guarantee of future results. Investment return and the principal value of an investment will fluctuate. When redeemed, shares may be worth more or less than the original cost. Current performance may be lower or higher than performance shown. For the most recent month-end performance, visit www.rsgroup.com.

EXPENSE EXAMPLES

As a unitholder of the Trust, you incur ongoing costs, including management fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RSI Retirement Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004 through September 30, 2004.

Actual Expenses

The first line in the table below following the name of each Investment Fund of the Trust provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below following the name of each Investment Fund of the Trust provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses for the period. You may use this information to compare the ongoing costs of investing in the Trust to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the lines in the table labeled "Hypothetical" are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Expense Ratio During Period**
	4/1/04	9/30/04	4/1/04 - 9/30/04	4/1/04 - 9/30/04
Core Equity Fund
Actual Expenses	$1,000.00	$974.50	$5.87	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	$6.01	1.19%
Value Equity Fund
Actual Expenses	$1,000.00	$1,016.50	$6.30	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.31	1.25%
Emerging Growth Equity Fund
Actual Expenses	$1,000.00	$982.40	$9.47	1.91%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.45	$9.62	1.91%
International Equity Fund
Actual Expenses	$1,000.00	$984.90	$8.24	1.66%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.70	$8.37	1.66%
Actively Managed Bond Fund
Actual Expenses	$1,000.00	$1,008.70	$5.37	1.07%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.40	1.07%
Intermediate-Term Bond Fund
Actual Expenses	$1,000.00	$1,003.70	$7.21	1.44%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.80	$7.26	1.44%

*  Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**  Annualized.

COMBINED FINANCIAL STATEMENTS

RSI Retirement Trust

Combined Statement of Assets and Liabilities  September 30, 2004

ASSETS:
Investments in securities at value (cost $515,524,314)-Note 2(A)		$562,769,797
Foreign currency, at value (cost $3,565,379)		3,593,462
Receivable for investments sold		1,995,115
Dividends and interest receivable		1,477,451
Reclaims receivable		241,226
Other assets		25,174
		570,102,225
LIABILITIES:
Payable for investments purchased	$5,030,625
Payable upon return of securities on loan-Note 4	26,822,820
Net payable for variation margin on futures contracts	25
Payable to investment managers'	250,399
Accrued expenses and other payables	605,641	32,709,510
NET ASSETS-Note 5		$537,392,715

Combined Statement of Operations  Year Ended September 30, 2004

NET INVESTMENT INCOME:
Investment Income:
Dividends (net of foreign withholding tax of $183,907)	$5,942,543
Interest	8,690,695
Securities lending	122,444
Total Investment Income		$14,755,682
Expenses:
Investment managers' fees-Note 3(A)	3,071,503
Shareholder servicing fees and expenses-Note 3(B)	2,779,425
Custodian fees and expenses	214,237
Legal, Accounting and Auditing fees	327,293
Consultant fees	73,436
Trustees' fees and expenses-Note 3(C)	274,566
Printing and Postage	106,772
Insurance	91,354
Other	262,029
Total Expenses		7,200,615
NET INVESTMENT INCOME		7,555,067
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
Net realized gain on investments	29,987,178
Net realized gain on options written	45,186
Net realized loss on foreign currency transactions	(188,320)
Net realized gain on futures	92,640
Net increase in unrealized appreciation on investments	16,025,772
Net increase in unrealized appreciation on foreign currency transactions	130,887
Net increase in unrealized appreciation on futures	19,300
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES		46,112,643
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$53,667,710

See Notes to Financial Statements

RSI Retirement Trust (Continued)

Combined Statements of Changes in Net Assets

	Year Ended 9/30/2004	Year Ended 9/30/2003
OPERATIONS:
Net investment income	$7,555,067	$8,804,983
Net realized gain	29,936,684	4,846,874
Net increase in unrealized appreciation	16,175,959	44,658,690
Net increase in net assets resulting from operations	53,667,710	58,310,547
CAPITAL TRANSACTIONS-Note 5:
Value of units sold	75,456,003	110,342,541
Value of units redeemed	(122,975,310)	(101,876,204)
Net increase (decrease) in net assets resulting from capital transactions	(47,519,307)	8,466,337
Net increase	6,148,403	66,776,884
NET ASSETS at beginning of year	531,244,312	464,467,428
NET ASSETS at end of year	$537,392,715	$531,244,312

See Notes to Financial Statements

FINANCIAL STATEMENTS OF INVESTMENT FUNDS

Core Equity Fund

Statement of Investments
September 30, 2004

Shares		Value
COMMON STOCKS	97.8%
	CONSUMER DISCRETIONARY	12.3%
1,536	AutoNation, Inc.*	$26,235
469	AutoZone, Inc.* (a)	36,230
1,711	Bed Bath & Beyond, Inc.* (a)	63,495
1,852	Best Buy Co., Inc.	100,452
679	Big Lots, Inc.* (a)	8,304
419	Black & Decker Corp. (The)	32,447
504	Brunswick Corp.	23,063
28,951	Carnival Corp. (a)	1,369,093
778	Centex Corp. (a)	39,258
1,194	Circuit City Stores, Inc. (a)	18,316
3,405	Clear Channel Communications, Inc.	106,134
16,200	Coach, Inc.*	687,204
12,713	Comcast Corp., Class A*	359,015
392	Cooper Tire & Rubber Co.	7,907
892	Dana Corp.	15,779
897	Darden Restaurants, Inc. (a)	20,918
3,240	Delphi Corp.	30,100
458	Dillard's, Inc., Class A	9,041
1,827	Dollar General Corp. (a)	36,814
444	Dow Jones & Co., Inc. (a)	18,031
1,613	Eastman Kodak Co.	51,971
3,738	eBay, Inc.*	343,672
948	Family Dollar Stores, Inc.	25,691
1,037	Federated Department Stores, Inc. (a)	47,111
10,430	Ford Motor Co. (a)	146,542
870	Fortune Brands, Inc.	64,458
1,501	Gannett Co., Inc.	125,724
5,165	Gap, Inc. (The)	96,586
3,243	General Motors Corp.	137,763
961	Genuine Parts Co. (a)	36,883
1,070	Goodyear Tire & Rubber Co.* (a)	11,492
1,721	Harley-Davidson, Inc.	102,296
635	Harrah's Entertainment, Inc. (a)	33,642
1,060	Hasbro, Inc. (a)	19,928
2,221	Hilton Hotels Corp.	41,844
12,518	Home Depot, Inc. (The)	490,706
33,504	International Game Technology	1,204,469
2,413	Interpublic Group of Cos., Inc.* (a)	25,554
1,613	J.C. Penney Co., Inc.	56,907
1,096	Johnson Controls, Inc.	62,264
745	Jones Apparel Group, Inc.	26,671
214	KB Home	18,081
437	Knight-Ridder, Inc.	28,602
1,966	Kohl's Corp.*	94,742
1,184	Leggett & Platt, Inc.	33,270
2,681	Limited Brands, Inc.	59,759
627	Liz Claiborne, Inc. (a)	23,650
4,410	Lowe's Cos., Inc.	239,684
1,255	Marriott International, Inc., Class A (a)	65,210
2,366	Mattel, Inc.	42,896
1,626	May Department Stores Co. (The) (a)	41,674
424	Maytag Corp. (a)	7,789
7,194	McDonald's Corp.	201,648
1,076	McGraw-Hill Cos., Inc. (The)	85,746
332	Meredith Corp.	17,058
898	New York Times Co. (The), Class A	35,112
1,532	Newell Rubbermaid, Inc. (a)	30,701
22,700	News Corp. Ltd. (The)-ADR	711,191

Shares		Value
28,574	Nike, Inc., Class B	$2,251,630
807	Nordstrom, Inc.	30,860
1,816	Office Depot, Inc.* (a)	27,294
1,069	Omnicom Group, Inc.	78,101
722	Pulte Homes, Inc.	44,309
1,005	RadioShack Corp.	28,783
294	Reebok International Ltd.	10,796
884	Reynolds American, Inc. (a)	60,147
1,159	Sears, Roebuck & Co. (a)	46,186
774	Sherwin-Williams Co. (a)	34,025
290	Snap-on, Inc. (a)	7,992
468	Stanley Works Co. (The) (a)	19,904
2,873	Staples, Inc. (a)	85,673
20,851	Starbucks Corp.*	947,886
1,143	Starwood Hotels & Resorts Worldwide, Inc. (a)	53,058
5,180	Target Corp.	234,395
869	Tiffany & Co.	26,713
26,154	Time Warner, Inc.* (a)	422,126
2,744	TJX Cos., Inc. (The) (a)	60,478
1,224	Toys "R" Us, Inc.*	21,714
1,831	Tribune Co.	75,346
1,850	Univision Communications, Inc.*	58,479
617	V.F. Corp.	30,511
36,718	Viacom, Inc., Class B	1,232,256
773	Visteon Corp.	6,176
64,766	Wal-Mart Stores, Inc.	3,445,550
11,709	Walt Disney Co. (The)	264,038
658	Wendy's International, Inc.	22,109
359	Whirlpool Corp. (a)	21,572
1,659	Yum! Brands, Inc.	67,455
		17,612,385
	CONSUMER STAPLES	9.5%
243	Adolph Coors Co., Class B (a)	16,505
488	Alberto-Culver Co., Class B	21,218
2,149	Albertson's, Inc.	51,426
11,722	Altria Group, Inc.	551,403
4,519	Anheuser-Busch Cos., Inc.	225,724
3,705	Archer Daniels Midland Co.	62,911
26,754	Avon Products, Inc. (a)	1,168,615
710	Brown-Forman Corp., Class B	32,518
2,341	Campbell Soup Co. (a)	61,545
1,247	Clorox Co. (The)	66,465
13,893	Coca-Cola Co. (The)	556,415
2,683	Coca-Cola Enterprises, Inc. (a)	50,709
3,092	Colgate-Palmolive Co.	139,697
2,985	ConAgra Foods, Inc.	76,744
2,605	Costco Wholesale Corp.	108,264
2,316	CVS Corp. (a)	97,573
2,188	General Mills, Inc.	98,241
23,138	Gillette Co. (The)	965,780
1,948	H.J. Heinz Co.	70,167
1,444	Hershey Foods Corp.	67,449
2,325	Kellogg Co.	99,185
2,782	Kimberly-Clark Corp.	179,689
4,257	Kroger Co. (The)*	66,069
831	McCormick & Co., Inc.	28,537
1,388	Pepsi Bottling Group, Inc. (The) (a)	37,684
47,199	PepsiCo, Inc. (a)	2,296,230
1,022	Plum Creek Timber Co., Inc. (a)	35,801

See Notes to Financial Statements

Core Equity Fund (Continued)

Statement of Investments
September 30, 2004

Shares		Value
63,961	Procter & Gamble Co.	$3,461,568
2,505	Safeway, Inc.*	48,372
4,588	Sara Lee Corp.	104,882
794	SUPERVALU, Inc. (a)	21,875
29,419	Sysco Corp. (a)	880,216
911	UST, Inc.	36,677
34,842	Walgreen Co.	1,248,388
9,102	William Wrigley Jr. Co.	576,248
840	Winn-Dixie Stores, Inc. (a)	2,596
		13,613,386
	ENERGY	7.9%
500	Amerada Hess Corp.	44,500
1,466	Anadarko Petroleum Corp.	97,284
1,860	Apache Corp.	93,205
356	Ashland, Inc.	19,964
24,948	Baker Hughes, Inc. (a)	1,090,727
22,557	BJ Services Co.	1,182,212
2,280	Burlington Resources, Inc.	93,024
12,270	ChevronTexaco Corp.	658,163
3,914	ConocoPhillips	324,275
1,348	Devon Energy Corp. (a)	95,721
667	EOG Resources, Inc.	43,922
85,716	Exxon Mobil Corp.	4,142,653
2,524	Halliburton Co.	85,034
895	Kerr-McGee Corp.	51,239
1,870	Marathon Oil Corp.	77,194
878	Nabors Industries Ltd.*	41,573
792	Noble Corp.* (a)	35,600
2,255	Occidental Petroleum Corp.	126,122
627	Rowan Cos., Inc.* (a)	16,553
27,081	Schlumberger Ltd.	1,822,822
8,900	Smith International, Inc.*	540,497
414	Sunoco, Inc. (a)	30,628
1,772	Transocean, Inc.* (a)	63,402
1,525	Unocal Corp. (a)	65,575
765	Valero Energy Corp.	61,361
13,800	XTO Energy, Inc. (a)	448,224
		11,351,474
	FINANCIALS	17.2%
1,658	ACE Ltd.	66,419
28,589	AFLAC, Inc.	1,120,975
3,998	Allstate Corp. (The) (a)	191,864
613	Ambac Financial Group, Inc. (a)	49,009
7,267	American Express Co. (a)	373,960
20,617	American International Group, Inc.	1,401,750
2,041	AmSouth Bancorp.	49,800
1,789	Aon Corp. (a)	51,416
528	Apartment Investment & Management Co. (a)	18,364
23,190	Bank of America Corp.	1,004,823
4,462	Bank of New York Co., Inc.	130,157
3,205	BB&T Corp.	127,206
566	Bear Stearns Cos., Inc.	54,432
1,317	Capital One Financial Corp.	97,326
7,841	Charles Schwab Corp.	72,059
1,051	Chubb Corp.	73,864
1,019	Cincinnati Financial Corp.	42,003
78,085	Citigroup, Inc.	3,445,109
1,070	Comerica, Inc. (a)	63,505
3,130	Countrywide Financial Corp.	123,291
2,100	E*TRADE Financial Corp.* (a)	23,982
2,263	Equity Office Properties Trust	61,667

Shares		Value
1,627	Equity Residential	$50,437
23,885	Fannie Mae	1,514,309
725	Federated Investors, Inc. (a)	20,619
24,764	Fifth Third Bancorp (a)	1,218,884
740	First Horizon National Corp. (a)	32,086
12,876	Franklin Resources, Inc. (a)	717,966
3,944	Freddie Mac	257,307
926	Golden West Financial Corp.	102,740
12,044	Goldman Sachs Group, Inc. (The) (a)	1,122,983
1,685	Hartford Financial Services Group, Inc. (a)	104,352
1,527	Huntington Bancshares, Inc. (a)	38,038
20,382	J.P. Morgan Chase & Co.	809,777
1,397	Janus Capital Group, Inc.	19,013
747	Jefferson-Pilot Corp.	37,096
2,409	KeyCorp	76,124
1,515	Lehman Brothers Holdings, Inc. (a)	120,776
986	Lincoln National Corp.	46,342
1,038	Loews Corp.	60,723
7,435	M&T Bank Corp. (a)	711,530
2,956	Marsh & McLennan Cos., Inc.	135,267
1,318	Marshall & Ilsley Corp.	53,115
868	MBIA, Inc. (a)	50,526
7,330	MBNA Corp. (a)	184,716
2,760	Mellon Financial Corp.	76,424
26,318	Merrill Lynch & Co., Inc.	1,308,531
34,949	MetLife, Inc.	1,350,779
557	MGIC Investment Corp.	37,068
896	Moody's Corp.	65,632
6,224	Morgan Stanley (a)	306,843
3,895	National City Corp.	150,425
1,781	North Fork Bancorp., Inc. (a)	79,165
1,670	PNC Financial Services Group, Inc.	90,347
1,761	Principal Financial Group, Inc. (a)	63,343
1,261	Progressive Corp. (The)	106,870
998	ProLogis	35,170
1,637	Providian Financial Corp.* (a)	25,439
2,943	Prudential Financial, Inc. (a)	138,439
2,721	Regions Financial Corp.	89,956
17,424	SAFECO Corp. (a)	795,406
1,184	Simon Property Group, Inc. (a)	63,498
2,433	SLM Corp. (a)	108,512
1,861	SouthTrust Corp.	77,529
1,765	Sovereign Bancorp, Inc. (a)	38,512
3,831	St. Paul Travelers Cos., Inc. (The) (a)	126,653
1,922	State Street Corp. (a)	82,089
2,045	SunTrust Banks, Inc.	143,988
2,012	Synovus Financial Corp.	52,614
725	T. Rowe Price Group, Inc.	36,932
662	Torchmark Corp.	35,205
10,709	U.S. Bancorp	309,490
1,676	UnumProvident Corp.	26,296
39,994	Wachovia Corp.	1,877,717
4,983	Washington Mutual, Inc.	194,736
9,657	Wells Fargo & Co.	575,847
812	XL Capital Ltd., Class A	60,080
532	Zions Bancorp.	32,473
		24,689,715
	HEALTH CARE	17.0%
29,106	Abbott Laboratories (a)	1,232,930
827	Aetna, Inc.	82,642
772	Allergan, Inc.	56,009

See Notes to Financial Statements

Core Equity Fund (Continued)

Statement of Investments
September 30, 2004

Shares		Value
647	AmerisourceBergen Corp. (a)	$34,750
21,997	Amgen, Inc.*	1,246,790
10,425	Anthem, Inc.* (a)	909,581
1,195	Applera Corp. (Applied Biosystems Group) (a)	22,550
255	Bausch & Lomb, Inc.	16,945
3,533	Baxter International, Inc.	113,621
1,395	Becton, Dickinson & Co.	72,122
22,035	Biogen Idec, Inc.* (a)	1,347,881
1,469	Biomet, Inc.	68,867
4,796	Boston Scientific Corp.*	190,545
11,060	Bristol-Myers Squibb Co.	261,790
592	C.R. Bard, Inc.	33,525
2,481	Cardinal Health, Inc.	108,593
2,600	Caremark Rx, Inc.*	83,382
1,049	Chiron Corp.*	46,366
736	CIGNA Corp.	51,248
6,468	Eli Lilly & Co.	388,403
425	Express Scripts, Inc., Class A* (a)	27,770
2,111	Forest Laboratories, Inc.*	94,953
7,500	Genentech, Inc.*	393,150
1,282	Genzyme Corp.*	69,754
48,460	Gilead Sciences, Inc.*	1,811,435
1,802	Guidant Corp.	119,004
2,835	HCA, Inc.	108,155
1,401	Health Management Associates, Inc., Class A (a)	28,622
933	Hospira, Inc.*	28,550
979	Humana, Inc.* (a)	19,560
1,296	IMS Health, Inc.	31,000
35,553	Johnson & Johnson	2,002,700
1,409	King Pharmaceuticals, Inc.*	16,823
495	Manor Care, Inc.	14,830
1,639	McKesson Corp.	42,040
1,605	Medco Health Solutions, Inc.*	49,595
1,414	MedImmune, Inc.*	33,512
47,923	Medtronic, Inc.	2,487,204
12,708	Merck & Co., Inc.	419,364
325	Millipore Corp.*	15,551
1,500	Mylan Laboratories, Inc.	27,000
28,500	Novartis AG-ADR	1,330,095
146,644	Pfizer, Inc.	4,487,306
602	Quest Diagnostics, Inc.	53,108
8,408	Schering-Plough Corp.	160,256
13,047	St. Jude Medical, Inc.*	982,048
2,258	Stryker Corp.	108,565
2,696	Tenet Healthcare Corp.* (a)	29,090
57,000	Teva Pharmaceutical Industries Ltd.-ADR	1,479,150
3,836	UnitedHealth Group, Inc.	282,867
619	Watson Pharmaceuticals, Inc.* (a)	18,236
880	Wellpoint Health Networks, Inc.*	92,479
30,545	Wyeth	1,142,383
1,408	Zimmer Holdings, Inc.* (a)	111,288
		24,485,983
	INDUSTRIALS	12.7%
19,901	3M Co.	1,591,482
1,830	Allied Waste Industries, Inc.*	16,196
1,217	American Power Conversion Corp. (a)	21,164
1,222	American Standard Cos., Inc.* (a)	47,548
7,520	Apollo Group, Inc., Class A*	551,742
637	Avery Dennison Corp. (a)	41,902
4,745	Boeing Co. (The)	244,937
2,086	Burlington Northern Santa Fe Corp. (a)	79,915

Shares		Value
2,003	Caterpillar, Inc.	$161,141
5,968	Cendant Corp.	128,909
938	Cintas Corp.	39,434
514	Cooper Industries Ltd.	30,326
396	Crane Co.	11,452
1,228	CSX Corp. (a)	40,770
277	Cummins, Inc.	20,468
21,844	Danaher Corp. (a)	1,120,160
1,398	Deere & Co.	90,241
724	Delta Air Lines, Inc.* (a)	2,382
255	Deluxe Corp.	10,460
1,153	Dover Corp. (a)	44,817
902	Eaton Corp.	57,196
2,374	Emerson Electric Co.	146,927
737	Equifax, Inc. (a)	19,427
10,593	FedEx Corp. (a)	907,714
445	Fluor Corp.	19,811
1,117	General Dynamics Corp.	114,046
166,327	General Electric Co.	5,585,260
685	Goodrich Corp.	21,482
999	H&R Block, Inc.	49,371
20,842	Honeywell International, Inc.	747,394
1,692	Illinois Tool Works, Inc. (a)	157,644
944	Ingersoll-Rand Co. Ltd.	64,164
517	ITT Industries, Inc.	41,355
2,610	Lockheed Martin Corp.	145,586
2,538	Masco Corp.	87,637
650	Monster Worldwide, Inc.* (a)	16,016
456	Navistar International Corp.* (a)	16,959
2,305	Norfolk Southern Corp.	68,551
2,042	Northrop Grumman Corp.	108,900
1,045	PACCAR, Inc. (a)	72,230
729	Pall Corp.	17,846
689	Parker-Hannifin Corp. (a)	40,555
1,362	Pitney Bowes, Inc.	60,064
555	Power-One, Inc.*	3,596
1,212	R.R. Donnelley & Sons Co.	37,960
2,464	Raytheon Co.	93,583
1,038	Robert Half International, Inc.	26,749
1,034	Rockwell Automation, Inc.	40,016
997	Rockwell Collins, Inc. (a)	37,029
324	Ryder System, Inc. (a)	15,241
4,527	Southwest Airlines Co. (a)	61,658
805	Textron, Inc.	51,737
57,934	Tyco International Ltd. (a)	1,776,255
1,500	Union Pacific Corp.	87,900
24,476	United Parcel Service, Inc.	1,858,217
12,457	United Technologies Corp.	1,163,235
510	W.W. Grainger, Inc.	29,402
3,354	Waste Management, Inc.	91,698
		18,235,857
	INFORMATION TECHNOLOGY	16.5%
40,500	Accenture Ltd., Class A*	1,095,525
5,068	ADC Telecommunications, Inc.* (a)	9,173
1,343	Adobe Systems, Inc. (a)	66,438
2,016	Advanced Micro Devices, Inc.*	26,208
719	Affiliated Computer Services, Inc., Class A*	40,027
2,809	Agilent Technologies, Inc.*	60,590
2,153	Altera Corp.*	42,134
2,139	Analog Devices, Inc. (a)	82,950
925	Andrew Corp.* (a)	11,322

See Notes to Financial Statements

Core Equity Fund (Continued)

Statement of Investments
September 30, 2004

Shares		Value
13,320	Apple Computer, Inc.*	$516,150
9,665	Applied Materials, Inc.*	159,376
1,834	Applied Micro Circuits Corp.* (a)	5,740
646	Autodesk, Inc.	31,415
3,355	Automatic Data Processing, Inc.	138,629
2,482	Avaya, Inc* (a)	34,599
1,320	BMC Software, Inc.*	20,869
1,826	Broadcom Corp.*	49,832
2,845	CIENA Corp.* (a)	5,633
87,112	Cisco Systems, Inc.*	1,576,727
999	Citrix Systems, Inc.* (a)	17,502
3,364	Computer Associates International, Inc. (a)	88,473
1,049	Computer Sciences Corp.*	49,408
2,355	Compuware Corp.*	12,128
1,157	Comverse Technology, Inc.* (a)	21,786
853	Convergys Corp.*	11,456
7,887	Corning, Inc.* (a)	87,388
61,817	Dell, Inc.*	2,200,686
1,766	Electronic Arts, Inc.*	81,218
2,802	Electronic Data Systems Corp. (a)	54,331
13,798	EMC Corp.*	159,229
4,881	First Data Corp.	212,324
1,092	Fiserv, Inc.*	38,067
672	Fisher Scientific International, Inc.*	39,198
1,963	Gateway, Inc.*	9,717
17,248	Hewlett-Packard Co.	323,400
91,101	Intel Corp.	1,827,486
9,598	International Business Machines Corp.	822,933
1,070	Intuit, Inc.*	48,578
1,128	Jabil Circuit, Inc.*	25,944
8,467	JDS Uniphase Corp.* (a)	28,534
1,170	KLA-Tencor Corp.*	48,532
755	Lexmark International Group, Inc., Class A*	63,428
1,822	Linear Technology Corp.	66,029
2,328	LSI Logic Corp.* (a)	10,034
24,675	Lucent Technologies, Inc.* (a)	78,220
1,867	Maxim Integrated Products, Inc. (a)	78,955
476	Mercury Interactive Corp.*	16,603
3,471	Micron Technology, Inc.* (a)	41,756
143,599	Microsoft Corp.	3,970,513
1,076	Molex, Inc. (a)	32,086
40,936	Motorola, Inc.	738,485
2,054	National Semiconductor Corp.*	31,816
533	NCR Corp.*	26,431
2,011	Network Appliance, Inc.*	46,253
39,779	Novell, Inc.* (a)	251,005
811	Novellus Systems, Inc.* (a)	21,564
962	NVIDIA Corp.* (a)	13,968
172,555	Oracle Corp.*	1,946,420
1,578	Parametric Technology Corp.* (a)	8,332
2,122	Paychex, Inc.	63,978
2,130	PeopleSoft, Inc.*	42,281
746	PerkinElmer, Inc.	12,846
1,038	PMC-Sierra, Inc.* (a)	9,145
529	QLogic Corp.*	15,664
9,298	QUALCOMM, Inc.	362,994
759	Sabre Holdings Corp. (a)	18,618
2,973	Sanmina-SCI Corp.*	20,960
14,800	SAP AG-ADR (a)	576,460
895	Scientific-Atlanta, Inc.	23,198
2,898	Siebel Systems, Inc.*	21,851
5,140	Solectron Corp.*	25,443

Shares		Value
19,161	Sun Microsystems, Inc.* (a)	$77,410
1,605	SunGard Data Systems, Inc.*	38,151
24,926	Symantec Corp.* (a)	1,367,939
1,339	Symbol Technologies, Inc.	16,925
467	Tektronix, Inc.	15,528
2,456	Tellabs, Inc.*	22,571
1,060	Teradyne, Inc.*	14,204
9,858	Texas Instruments, Inc.	209,778
983	Thermo Electron Corp.*	26,561
1,998	Unisys Corp.* (a)	20,619
2,542	VERITAS Software Corp.*	45,248
720	Waters Corp.* (a)	31,752
4,679	Xerox Corp.*	65,880
1,975	Xilinx, Inc. (a)	53,325
84,242	Yahoo!, Inc.*	2,856,647
		23,679,529
	MATERIALS	1.9%
1,317	Air Products & Chemicals, Inc. (a)	71,618
17,800	Alcan, Inc. (a)	850,841
4,993	Alcoa, Inc.	167,715
542	Allegheny Technologies, Inc. (a)	9,892
754	Ball Corp.	28,222
610	Bemis Co., Inc.	16,214
390	Boise Cascade Corp.	12,979
5,331	Dow Chemical Co. (The) (a)	240,855
5,708	E.I. Du Pont De Nemours & Co.	244,303
417	Eastman Chemical Co. (a)	19,828
1,434	Ecolab, Inc.	45,085
736	Engelhard Corp.	20,866
1,024	Freeport-McMoRan Copper & Gold, Inc., Class B (a)	41,472
1,494	Georgia-Pacific Corp.	53,709
338	Great Lakes Chemical Corp. (a)	8,653
640	Hercules, Inc.* (a)	9,120
529	International Flavors & Fragrances, Inc.	20,208
2,839	International Paper Co.	114,724
598	Louisiana-Pacific Corp.	15,518
1,238	MeadWestvaco Corp. (a)	39,492
1,548	Monsanto Co.	56,378
2,524	Newmont Mining Corp.	114,918
422	Nucor Corp.	38,558
851	Pactiv Corp.*	19,786
594	Phelps Dodge Corp. (a)	54,666
933	PPG Industries, Inc.	57,174
1,876	Praxair, Inc.	80,180
1,284	Rohm & Haas Co.	55,173
467	Sealed Air Corp.*	21,645
436	Sigma-Aldrich Corp. (a)	25,288
361	Temple-Inland, Inc.	24,241
589	United States Steel Corp. (a)	22,158
578	Vulcan Materials Co.	29,449
1,263	Weyerhaeuser Co. (a)	83,964
474	Worthington Industries, Inc. (a)	10,120
		2,725,012
	TELECOMMUNICATIONS	1.5%
1,782	Alltel Corp.	97,850
4,561	AT&T Corp.	65,314
15,586	AT&T Wireless Services, Inc.*	230,361
10,402	BellSouth Corp.	282,102
761	CenturyTel, Inc. (a)	26,057
1,698	Citizens Communications Co. (a)	22,736
6,325	Nextel Communications, Inc., Class A*	150,788

See Notes to Financial Statements

Core Equity Fund (Continued)

Statement of Investments
September 30, 2004

Shares		Value
10,318	Qwest Communications International, Inc.*	$34,359
19,088	SBC Communications, Inc.	495,334
8,282	Sprint FON Group (a)	166,717
15,801	Verizon Communications, Inc.	622,242
		2,193,860
	UTILITIES	1.3%
3,637	AES Corp. (The)*	36,334
739	Allegheny Energy, Inc.*	11,794
1,080	Ameren Corp. (a)	49,842
2,337	American Electric Power Co., Inc. (a)	74,691
2,557	Calpine Corp.* (a)	7,415
1,841	CenterPoint Energy, Inc. (a)	19,073
985	Cinergy Corp. (a)	39,006
962	CMS Energy Corp.*	9,158
1,302	Consolidated Edison, Inc.	54,736
1,014	Constellation Energy Group, Inc.	40,398
1,859	Dominion Resources, Inc.	121,300
1,023	DTE Energy Co.	43,160
5,338	Duke Energy Corp.	122,186
2,301	Dynegy, Inc.*	11,482
1,875	Edison International (a)	49,706
3,709	El Paso Corp.	34,086
1,322	Entergy Corp.	80,126
3,750	Exelon Corp.	137,587
1,874	FirstEnergy Corp. (a)	76,984
1,026	FPL Group, Inc.	70,096
858	KeySpan Corp.	33,634
723	Kinder Morgan, Inc.	45,419
194	Nicor, Inc. (a)	7,120
1,454	NiSource, Inc.	30,549
245	Peoples Energy Corp.	10,212
2,351	PG&E Corp.* (a)	71,470
509	Pinnacle West Capital Corp.	21,124
1,080	PPL Corp.	50,954
1,425	Progress Energy, Inc. (a)	60,335
1,411	Public Service Enterprise Group, Inc. (a)	60,109
1,293	Sempra Energy (a)	46,794
4,263	Southern Co. (a)	127,804
1,153	TECO Energy, Inc.	15,600
1,750	TXU Corp.	83,860

Shares		Value
3,058	Williams Cos., Inc. (The)	$37,002
2,262	Xcel Energy, Inc. (a)	39,178
		1,830,324
	Total Common Stocks (Cost $125,365,778)	$140,417,525
Principal Amount
UNITED STATES GOVERNMENT & AGENCY OBLIGATION		0.0%
$60,000	U.S. Treasury Bills, 1.59%, 12/23/04**	$59,771
Total United States Government & Agency Obligation (Cost $59,780)		$59,771
REPURCHASE AGREEMENT	2.7%
$3,895,661	Bear Stearns & Co., Inc., 1.68%, Due 10/1/04, Repurchase price $3,895,843, Collateralized by $14,550,000 U.S. Treasury Strips, 0.00% Due 11/15/14 (Value $4,015,073)	$3,895,661
	Total Repurchase Agreement (Cost $3,895,661)	$3,895,661
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING		3.4%
$4,815,305	Bear Stearns & Co., Inc., 1.68%, Due 10/1/04, Repurchase price $4,815,530, Collateralized by $16,155,000 U.S. Treasury Strips, 0.00% Due 8/15/29 (Value $4,457,972) & $780,000 U.S. Treasury Strips, 0.00% Due 11/15/14 (Value $499,223)	$4,815,305
Total Repurchase Agreement Held as Collateral for Securities Lending (Cost $4,815,305)		$4,815,305
Total Investments (Cost $134,136,524)	103.9%	$149,188,262
Liabilities in excess of other assets	(3.9)%	(5,535,590)
Net Assets	100.0%	$143,652,672

*  Denotes non-income producing security.

**  Serves as collateral for futures contracts.

(a)  All or part of this security has been loaned as of September 30, 2004.

ADR-American Depositary Receipt

Future Contracts	Number of Contracts	Value
S&P500 Index, expiring December 18, 2004, (notional amount $891,895)	16	$891,920

See Notes to Financial Statements

Core Equity Fund (Continued)

Statement of Assets and Liabilities  September 30, 2004

ASSETS:
Investments in securities at value (cost $134,136,524)-Note 2(A)		$149,188,262
Receivable for investments sold		555,626
Dividends and interest receivable		128,734
Other assets		4,235
		149,876,857
LIABILITIES:
Payable for investments purchased	$1,197,953
Payable upon return of securities on loan-Note 4	4,815,305
Net payable for variation margin on futures contracts	25
Payable to investment managers'	56,897
Accrued expenses	154,005	6,224,185
NET ASSETS at value, applicable to 1,890,248 outstanding units of beneficial interest-Note 5		$143,652,672
NET ASSET VALUE offering and redemption price per unit ($143,652,672 divided by 1,890,248 units)		$76.00

Statement of Operations  Year Ended September 30, 2004

NET INVESTMENT INCOME:
Investment Income:
Dividends	$2,131,052
Interest	17,583
Securities lending	21,191
Total Investment Income		$2,169,826
Expenses:
Investment managers' fees-Note 3(A)	732,417
Shareholder servicing fees and expenses-Note 3(B)	777,062
Custodian fees and expenses	73,641
Legal, Accounting and Auditing fees	75,891
Consultant fees	11,906
Trustees' fees and expenses-Note 3(C)	45,761
Printing and Postage	17,462
Insurance	26,513
Other	50,345
Total Expenses		1,810,998
NET INVESTMENT INCOME		358,828
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 4:
Net realized gain on investments	8,829,419
Net realized gain on futures	92,640
Net increase in unrealized appreciation on investments	3,153,361
Net increase in unrealized appreciation on futures	19,300
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		12,094,720
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$12,453,548

See Notes to Financial Statements

Core Equity Fund (Continued)

Statements of Changes in Net Assets

	Year Ended 9/30/2004	Year Ended 9/30/2003
OPERATIONS:
Net investment gain (loss)	$358,828	$(83,176)
Net realized gain	8,922,059	20,946,366
Net increase in unrealized appreciation	3,172,661	179,381
Net increase in net assets resulting from operations	12,453,548	21,042,571
CAPITAL TRANSACTIONS-Note 5:
Value of units sold	15,534,022	27,107,621
Value of units redeemed	(37,396,429)	(23,970,511)
Net increase (decrease) in net assets resulting from capital transactions	(21,862,407)	3,137,110
Net increase (decrease)	(9,408,859)	24,179,681
NET ASSETS at beginning of year	153,061,531	128,881,850
NET ASSETS at end of year	$143,652,672	$153,061,531

See Notes to Financial Statements

Value Equity Fund

Statement of Investments
September 30, 2004

Shares		Value
COMMON STOCKS	96.4%
	CONSUMER DISCRETIONARY 9.6%
75,000	Comcast Corp., Class A Special*	$2,094,000
120,000	Ford Motor Co. (a)	1,686,000
12,600	Gannett Co., Inc.	1,055,376
40,000	Lear Corp.	2,178,000
90,000	TJX Cos., Inc. (The) (a)	1,983,600
23,000	Wendy's International, Inc.	772,800
		9,769,776
	CONSUMER STAPLES 5.4%
23,000	Altria Group, Inc.	1,081,920
50,000	Anheuser-Busch Cos., Inc.	2,497,500
30,500	Kimberly-Clark Corp. (a)	1,969,995
		5,549,415
	ENERGY 18.9%
75,000	Apache Corp.	3,758,250
50,500	Baker Hughes, Inc. (a)	2,207,860
74,000	ChevronTexaco Corp.	3,969,360
39,000	Cooper Cameron Corp.*	2,138,760
101,028	Exxon Mobil Corp.	4,882,683
73,500	XTO Energy, Inc.	2,387,280
		19,344,193
	FINANCIALS 20.1%
30,000	Allstate Corp. (The) (a)	1,439,700
20,680	American International Group, Inc.	1,406,033
98,956	Citigroup, Inc.	4,365,939
40,000	GreenPoint Financial Corp.	1,850,400
68,000	J.P. Morgan Chase & Co.	2,701,640
25,600	Lehman Brothers Holdings, Inc. (a)	2,040,832
46,000	Morgan Stanley (a)	2,267,800
60,000	SouthTrust Corp.	2,499,600
31,500	Wells Fargo & Co.	1,878,345
		20,450,289
	HEALTH CARE 2.5%
40,000	Abbott Laboratories (a)	1,694,400
27,500	Merck & Co., Inc.	907,500
		2,601,900
	INDUSTRIALS 9.1%
18,500	General Dynamics Corp. (a)	1,888,850
35,500	Ingersoll-Rand Co. Ltd.	2,412,935
35,000	ITT Industries, Inc.	2,799,650
82,000	Waste Management, Inc.	2,241,880
		9,343,315
	INFORMATION TECHNOLOGY 6.1%
111,500	Cypress Semiconductor Corp.*	985,660
111,000	Hewlett-Packard Co.	2,081,250
37,000	International Business Machines Corp.	3,172,380
		6,239,290

Shares		Value
	MATERIALS	12.5%
77,000	Alcoa, Inc.	$2,586,430
55,600	Ball Corp.	2,081,108
60,870	Cemex SA de CV-Sponsored ADR	1,712,882
33,600	Engelhard Corp.	952,560
30,000	Louisiana-Pacific Corp.	778,500
66,900	Praxair, Inc.	2,859,306
27,400	Weyerhaeuser Co. (a)	1,821,552
		12,792,338
	TELECOMMUNICATIONS	7.9%
50,000	BellSouth Corp.	1,356,000
90,000	SBC Communications, Inc.	2,335,500
63,500	Telefonos de Mexico SA de CV-Sponsored ADR (a)	2,049,145
60,000	Verizon Communications, Inc.	2,362,800
		8,103,445
	UTILITIES	4.3%
40,000	Exelon Corp.	1,467,600
19,800	FPL Group, Inc.	1,352,736
32,500	PPL Corp.	1,533,350
		4,353,686
	Total Common Stocks (Cost $84,988,515)	$98,547,647
Principal Amount
REPURCHASE AGREEMENT	4.3%
$4,405,206	Bear Stearns & Co., Inc., 1.68%, Due 10/1/04, Repurchase price $4,405,412, Collateralized by $7,475,000 U.S. Treasury Strips, 0.00% Due 11/15/14, 11/15/15 (Value $4,535,188)	$4,405,206
	Total Repurchase Agreement (Cost $4,405,206)	$4,405,206
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING		2.4%
$2,481,869	Bear Stearns & Co., Inc., 1.68%, Due 10/1/04, Repurchase price $2,481,985, Collateralized by $3,995,000 U.S. Treasury Strips, 0.00% Due 11/15/14 (Value $2,556,920)	$2,481,869
Total Repurchase Agreement Held as Collateral for Securities Lending (Cost $2,481,869)		$2,481,869
Total Investments (Cost $91,875,590)	103.1%	$105,434,722
Liabilities in excess of other assets	(3.1)%	(3,198,931)
Net Assets	100.0%	$102,235,791

*  Denotes non-income producing security.

(a)  All or part of this security has been loaned as of September 30, 2004.

ADR-American Depositary Receipt

See Notes to Financial Statements

Value Equity Fund (Continued)

Statement of Assets and Liabilities  September 30, 2004

ASSETS:
Investments in securities at value (cost $91,875,590)-Note 2(A)		$105,434,722
Dividends and interest receivable		103,422
Other assets		4,192
		105,542,336
LIABILITIES:
Payable for investments purchased	$688,570
Payable upon return of securities on loan-Note 4	2,481,869
Payable to investment manager	46,062
Accrued expenses	90,044	3,306,545
NET ASSETS at value, applicable to 1,142,511 outstanding units of beneficial interest-Note 5		$102,235,791
NET ASSET VALUE offering and redemption price per unit ($102,235,791 divided by 1,142,511 units)		$89.48

Statement of Operations  Year Ended September 30, 2004

NET INVESTMENT INCOME:
Investment Income:
Dividends	$1,928,256
Interest	55,429
Securities lending	12,968
Total Investment Income		$1,996,653
Expenses:
Investment manager's fees-Note 3(A)	533,184
Shareholder servicing fees and expenses-Note 3(B)	483,093
Custodian fees and expenses	20,312
Legal, Accounting and Auditing fees	45,072
Consultant fees	11,906
Trustees' fees and expenses-Note 3(C)	45,761
Printing and Postage	17,462
Insurance	13,864
Other	32,445
Total Expenses		1,203,099
NET INVESTMENT INCOME		793,554
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 4:
Net realized gain on investments	5,886,617
Net realized gain on options written	45,186
Net increase in unrealized appreciation on investments	8,366,914
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		14,298,717
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$15,092,271

See Notes to Financial Statements

Value Equity Fund (Continued)

Statements of Changes in Net Assets

	Year Ended 9/30/2004	Year Ended 9/30/2003
OPERATIONS:
Net investment income	$793,554	$676,509
Net realized gain (loss)	5,931,803	(1,896,408)
Net increase in unrealized appreciation	8,366,914	13,363,041
Net increase in net assets resulting from operations	15,092,271	12,143,142
CAPITAL TRANSACTIONS-Note 5:
Value of units sold	23,094,926	14,577,177
Value of units redeemed	(16,374,855)	(12,022,641)
Net increase in net assets resulting from capital transactions	6,720,071	2,554,536
Net increase	21,812,342	14,697,678
NET ASSETS at beginning of year	80,423,449	65,725,771
NET ASSETS at end of year	$102,235,791	$80,423,449

See Notes to Financial Statements

Emerging Growth Equity Fund

Statement of Investments
September 30, 2004

Shares		Value
COMMON STOCKS	97.7%
	CONSUMER DISCRETIONARY 24.2%
8,700	American Axle & Manufacturing Holdings, Inc. (a)	$254,562
3,100	American Eagle Outfitters, Inc. (a)	114,235
22,600	American Greetings Corp., Class A (a)	567,712
11,035	AnnTaylor Stores Corp.*	258,219
5,800	Arkansas Best Corp.	212,396
2,500	Beazer Homes USA, Inc. (a)	267,225
11,600	BJ's Wholesale Club, Inc.*	317,144
16,000	Blyth, Inc. (a)	494,400
13,700	Bowne & Co., Inc.	177,963
2,000	Cavco Industries, Inc.* (a)	75,540
7,900	CEC Entertainment, Inc.*	290,325
45,800	Charming Shoppes, Inc.* (a)	326,096
10,090	Choice Hotels International, Inc.	581,082
7,700	Christopher & Banks Corp.	123,277
19,400	Claire's Stores, Inc.	485,776
3,300	Courier Corp. (a)	137,544
45,200	Crown Holdings, Inc.*	466,012
23,000	Emmis Communications Corp., Class A* (a)	415,380
19,050	ExpressJet Holdings, Inc.* (a)	190,691
12,200	Genesco, Inc.*	287,310
5,590	Global Imaging Systems, Inc.* (a)	173,737
9,800	Guess?, Inc.*	174,538
11,400	Helen of Troy Ltd.*	310,308
10,000	International Speedway Corp., Class A (a)	499,000
11,100	Jack in the Box, Inc.* (a)	352,203
9,090	John H. Harland Co.	284,972
28,700	Journal Communications, Inc. (a)	503,398
22,600	Journal Register Co.* (a)	427,140
13,100	Labor Ready, Inc.* (a)	183,662
8,700	Lee Enterprises, Inc.	403,158
10,000	Meredith Corp.	513,800
14,000	Modine Manufacturing Co. (a)	421,540
7,200	Overseas Shipholding Group, Inc.	357,408
6,200	Penn National Gaming, Inc.* (a)	250,480
10,800	Phillips-Van Heusen Corp. (a)	240,624
9,000	Pulitzer, Inc. (a)	444,600
10,300	RC2 Corp.* (a)	338,870
8,700	Regis Corp.	349,914
4,800	Ritchie Bros. Auctioneers, Inc. (a)	147,120
13,800	Ruby Tuesday, Inc. (a)	384,606
18,500	Ruddick Corp.	363,340
3,290	Ryland Group, Inc. (The)	304,851
4,500	Sharper Image Corp.* (a)	96,525
12,300	Skechers U.S.A., Inc., Class A* (a)	178,596
14,500	Snap-on, Inc. (a)	399,620
2,250	Source Interlink Cos., Inc.*	21,870
4,100	Stage Stores, Inc.* (a)	140,302
9,900	Standard Pacific Corp.	558,063
26,600	Steak n Shake Co. (The)* (a)	454,328
10,100	TBC Corp.*	225,634
7,190	Toro Co. (a)	491,077
7,700	Watsco, Inc.	231,231
		16,269,404

Shares		Value
	CONSUMER STAPLES 1.6%
7,900	Kellwood Co.	$287,955
9,500	Nash Finch Co. (a)	298,775
6,000	Sanderson Farms, Inc.	200,700
10,815	Tootsie Roll Industries, Inc.	316,014
		1,103,444
	ENERGY	8.6%
11,200	Cal Dive International, Inc.*	398,944
7,150	CARBO Ceramics, Inc. (a)	515,801
11,100	Cimarex Energy Co.*	387,834
8,600	FMC Technologies, Inc.* (a)	287,240
10,100	General Maritime Corp.*	351,783
21,200	Giant Industries, Inc.*	515,160
20,700	Magnum Hunter Resources, Inc.*	238,878
10,700	Maverick Tube Corp.*	329,667
19,900	Offshore Logistics, Inc.*	684,958
29,587	Plains Exploration & Production Co.*	705,946
3,500	Sunoco Logistics Partners LP	137,690
26,600	Tesoro Petroleum Corp.*	785,498
8,000	Tsakos Energy Navigation Ltd.	281,200
4,900	Universal Compression Holdings, Inc.*	166,943
		5,787,542
	FINANCIALS 16.2%
12,250	Aaron Rents, Inc. (a)	266,560
4,200	ACE Cash Express, Inc.*	109,368
7,600	Arbor Realty Trust, Inc.	168,720
7,450	Arch Capital Group Ltd.*	290,103
32,000	Assured Guaranty Ltd.	533,120
11,900	Boston Private Financial Holdings, Inc. (a)	297,024
8,500	Brink's Co. (The)	256,445
4,700	Clark, Inc.* (a)	63,638
12,800	Direct General Corp.	370,176
21,800	eFunds Corp.* (a)	405,262
7,800	Ennis, Inc.	167,076
18,800	Equity Inns, Inc. (a)	185,744
7,900	Financial Federal Corp.* (a)	296,092
6,540	First BanCorp.	315,882
7,300	Fremont General Corp. (a)	168,995
17,200	Greater Bay Bancorp (a)	494,500
3,800	Hancock Holding Co.	120,802
15,300	HCC Insurance Holdings, Inc.	461,295
5,700	Hilb Rogal & Hobbs Co. (a)	206,454
2,000	Irwin Financial Corp. (a)	51,640
9,100	ITLA Capital Corp.* (a)	420,420
6,500	LaSalle Hotel Properties (a)	179,400
8,400	MB Financial, Inc.	332,976
21,300	Meristar Hospitality Corp.*	116,085
4,700	Mid-America Apartment Communities, Inc.	183,065
10,800	Nationwide Health Properties, Inc.	224,100
8,700	NCO Group, Inc.*	234,465
11,085	New Century Financial Corp. (a)	667,538
5,886	Pacific Capital Bancorp	174,108
9,100	Platinum Underwriters Holdings Ltd.	266,448
4,700	PXRE Group Ltd.	110,027
4,185	R&G Finanical Corp., Class B	161,750
3,200	Redwood Trust, Inc. (a)	199,744
6,700	RLI Corp.	251,585
4,100	Selective Insurance Group, Inc.	152,520
9,100	Texas Regional Bancshares, Inc., Class A (a)	282,919

See Notes to Financial Statements

Emerging Growth Equity Fund (Continued)

Statement of Investments
September 30, 2004

Shares		Value
9,100	Trustmark Corp.	$282,828
11,400	Ventas, Inc.	295,488
25,867	W Holding Co., Inc.	491,473
10,800	W.P. Stewart & Co., Ltd. (a)	215,892
5,100	Wintrust Financial Corp. (a)	292,128
4,030	Zenith National Insurance Corp.	170,509
		10,934,364
	HEALTH CARE 13.0%
3,500	Amedisys, Inc.* (a)	104,825
10,500	Apria Healthcare Group, Inc.* (a)	286,125
54,500	Beverly Enterprises, Inc.*	412,565
9,400	Charles River Laboratories International, Inc.* (a)	430,520
12,990	CONMED Corp.* (a)	341,637
20,600	D&K Healthcare Resources, Inc.	202,910
8,900	Dade Behring Holdings, Inc.*	495,890
14,800	DJ Orthopedics, Inc.*	261,220
26,800	First Horizon Pharmaceutical Corp.* (a)	536,268
5,000	Gen-Probe, Inc.*	199,350
6,950	Genesis HealthCare Corp.*	211,350
39,600	Hooper Holmes, Inc. (a)	177,408
4,500	ICU Medical, Inc.* (a)	117,180
4,990	IDEXX Laboratories, Inc.*	253,193
27,550	K-V Pharmaceutical Co., Class A*	493,145
8,700	Kos Pharmaceuticals, Inc.*	309,807
3,790	Pediatrix Medical Group, Inc.* (a)	207,882
16,600	Priority Healthcare Corp., Class B* (a)	334,490
14,500	QLT, Inc.* (a)	241,425
7,500	Respironics, Inc.*	400,800
27,600	Select Medical Corp. (a)	370,668
11,300	Sierra Health Services, Inc.* (a)	541,609
19,300	STERIS Corp.*	423,442
6,700	Sybron Dental Specialties, Inc.* (a)	198,923
16,690	Techne Corp.* (a)	637,223
16,600	Young Innovations, Inc. (a)	547,800
		8,737,655
	INDUSTRIALS 15.4%
14,090	Acuity Brands, Inc. (a)	334,919
5,100	Briggs & Stratton Corp.	414,120
18,000	Central Parking Corp. (a)	237,960
8,700	Chicago Bridge & Iron Co. NV	260,913
5,000	CLARCOR, Inc.	238,350
5,200	Cuno, Inc.* (a)	300,300
12,800	Flowserve Corp.*	309,504
12,300	G&K Services, Inc., Class A	488,802
3,990	Genlyte Group, Inc.*	256,916
8,600	Harsco Corp.	386,140
18,450	Heartland Express, Inc. (a)	340,403
17,000	IDEX Corp. (a)	577,320
35,300	Jacuzzi Brands, Inc.*	328,290
10,000	Landauer, Inc.	469,300
18,100	Landstar System, Inc.*	1,062,107
10,400	Lindsay Manufacturing Co. (a)	279,032
2,035	Moog, Inc., Class A*	73,871
19,700	MSC Industrial Direct Co., Inc., Class A (a)	671,376
8,900	NCI Building Systems, Inc.*	283,910
13,700	Orbital Sciences Corp.* (a)	156,454
8,600	Perini Corp.* (a)	122,636
11,000	Regal-Beloit Corp. (a)	266,090
17,500	Robbins & Myers, Inc. (a)	385,000

Shares		Value
9,200	Rofin-Sinar Technologies, Inc.*	$270,296
7,600	Rollins, Inc. (a)	184,604
10,600	Stericycle, Inc.* (a)	486,540
9,900	Terex Corp.*	429,660
9,200	Waste Connections, Inc.*	291,456
11,300	Watson Wyatt & Co. Holdings	297,190
7,800	WESCO International, Inc.*	189,150
		10,392,609
	INFORMATION TECHNOLOGY 8.6%
14,400	Advanced Energy Industries, Inc.* (a)	133,776
12,400	Agilysys, Inc.	214,396
7,300	AMX Corp.*	131,692
14,800	Aspect Communications Corp.*	146,964
20,700	Aspen Technology, Inc.*	144,693
6,600	Avid Technology*	309,342
17,700	Brooks Automation, Inc.*	250,455
5,600	Daktronics, Inc.* (a)	136,920
9,100	Diodes, Inc.*	234,416
42,900	EarthLink, Inc.* (a)	441,870
3,300	FactSet Research Systems, Inc. (a)	159,060
4,900	j2 Global Communications, Inc.* (a)	154,791
10,700	Keane, Inc.*	164,352
8,900	LoJack Corp.*	99,680
4,100	LTX Corp.*	22,181
20,800	MEMC Electronic Materials, Inc.* (a)	176,384
20,600	Methode Electronics, Inc., Class A (a)	263,474
5,500	MKS Instruments, Inc.*	84,260
14,400	MTS Systems Corp.	306,000
10,800	Paxar Corp.* (a)	244,944
16,600	Plantronics, Inc. (a)	717,784
10,990	Progress Software Corp.*	218,701
10,400	ScanSource, Inc.* (a)	663,520
9,500	SI International, Inc.* (a)	208,145
7,650	Standard Microsystems Corp.* (a)	133,952
400	United Online, Inc.*	3,848
		5,765,600
	MATERIALS 8.9%
10,300	A. Schulman, Inc. (a)	227,012
7,400	AMCOL International Corp.	141,488
4,500	Cabot Microelectronics Corp.*	163,125
3,700	Eagle Materials, Inc.	263,810
9,000	Kennametal, Inc. (a)	406,350
11,800	Lincoln Electric Holdings, Inc. (a)	370,048
11,200	Lubrizol Corp. (The) (a)	387,520
19,600	Metal Management, Inc.*	356,328
39,400	OM Group, Inc.* (a)	1,440,464
14,000	Oregon Steel Mills, Inc.*	232,820
9,800	Potlatch Corp. (a)	458,738
12,950	Schnitzer Steel Industries, Inc. (a)	418,933
1,800	Schweitzer-Mauduit International, Inc	58,320
6,290	Silgan Holdings, Inc.	291,227
22,300	Spartech Corp. (a)	559,730
29,000	Terra Industries, Inc.*	251,140
		6,027,053
	TELECOMMUNICATIONS 0.7%
25,550	PTEK Holdings, Inc.* (a)	218,964
8,500	West Corp.* (a)	247,605
		466,569

See Notes to Financial Statements

Emerging Growth Equity Fund (Continued)

Statement of Investments
September 30, 2004

Shares		Value
	UTILITIES	0.5%
35,400	CMS Energy Corp.*	$337,008
	Total Common Stocks (Cost $54,081,805)	$65,821,248
Principal Amount
REPURCHASE AGREEMENT	1.8%
$1,238,861	Bear Stearns & Co., Inc., 1.68%, Due 10/1/04, Repurchase price $1,238,919, Collateralized by $1,995,000 U.S. Treasury Strips, 0.00% Due 11/15/14 (Value $1,276,860)	$1,238,861
	Total Repurchase Agreement (Cost $1,238,861)	$1,238,861
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING		18.7%
$12,587,732	Bear Stearns & Co., Inc., 1.68%, Due 10/1/04, Repurchase price $12,588,319, Collateralized by $20,275,000 U.S. Treasury Strips, 0.00% Due 11/15/14 (Value $12,957,408)	$12,587,732
Total Repurchase Agreement Held as Collateral for Securities Lending (Cost $12,587,732)		$12,587,732
Total Investments (Cost $67,908,398)	118.2%	$79,647,841
Liabilities in excess of other assets	(18.2)%	(12,275,035)
Net Assets	100.0%	$67,372,806

*  Denotes non-income producing security.

(a)  All or part of this security has been loaned as of September 30, 2004.

See Notes to Financial Statements

Emerging Growth Equity Fund (Continued)

Statement of Assets and Liabilities  September 30, 2004

ASSETS:
Investments in securities at value (cost $54,081,805)-Note 2(A)		$65,821,248
Repurchase agreements at cost		13,826,593
Total Investments		79,647,841
Receivable for investments sold		532,785
Dividends and interest receivable		36,187
Other assets		4,166
		80,220,979
LIABILITIES:
Payable for investments purchased	$95,970
Payable upon return of securities on loan-Note 4	12,587,732
Payable to investment managers'	54,053
Accrued expenses	110,418	12,848,173
NET ASSETS at value, applicable to 911,752 outstanding units of beneficial interest-Note 5		$67,372,806
NET ASSET VALUE offering and redemption price per unit ($67,372,806 divided by 911,752 units)		$73.89

Statement of Operations  Year Ended September 30, 2004

NET INVESTMENT INCOME:
Investment Income:
Dividends	$520,934
Interest	14,308
Securities lending	35,556
Total Investment Income		$570,798
Expenses:
Investment managers' fees-Note 3(A)	704,485
Shareholder servicing fees and expenses-Note 3(B)	355,115
Custodian fees and expenses	30,039
Legal, Accounting and Auditing fees	70,974
Consultant fees	13,906
Trustees' fees and expenses-Note 3(C)	45,761
Printing and Postage	19,462
Insurance	11,738
Other	46,318
Total Expenses		1,297,798
NET INVESTMENT LOSS		(727,000)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 4:
Net realized gain on investments	11,935,632
Net increase in unrealized appreciation on investments	804,988
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		12,740,620
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$12,013,620

See Notes to Financial Statements

Emerging Growth Equity Fund (Continued)

Statements of Changes in Net Assets

	Year Ended 9/30/2004	Year Ended 9/30/2003
OPERATIONS:
Net investment loss	$(727,000)	$(570,329)
Net realized gain (loss)	11,935,632	(9,515,456)
Net increase in unrealized appreciation	804,988	22,906,767
Net increase in net assets resulting from operations	12,013,620	12,820,982
CAPITAL TRANSACTIONS-Note 5:
Value of units sold	7,932,730	15,080,975
Value of units redeemed	(20,810,232)	(12,532,224)
Net increase (decrease) in net assets resulting from capital transactions	(12,877,502)	2,548,751
Net increase (decrease)	(863,882)	15,369,733
NET ASSETS at beginning of year	68,236,688	52,866,955
NET ASSETS at end of year	$67,372,806	$68,236,688

See Notes to Financial Statements

International Equity Fund

Statement of Investments
September 30, 2004

Shares		Value
COMMON STOCKS	89.1%
	CONSUMER DISCRETIONARY 10.4%
7,258	Agora SA-GDR*	$100,886
3,719	Autoliv, Inc.	148,652
12,868	Boots Group Plc	149,701
16,220	British Sky Broadcasting Group Plc	140,861
41,000	Clear Media Ltd.*	38,124
18,261	Compass Group Plc	72,965
4,000	Daihatsu Motor Co. Ltd.	32,068
7,900	Denso Corp.	187,061
1,218,263	Dogan Yayin Holding AS*	4,173
1,700	Exedy Corp.	29,746
39	Fuji Television Network, Inc.	79,407
9,173	Gestevision Telecinco SA*	166,108
25,072	Hilton Group Plc	125,735
8,300	Honda Motor Co. Ltd.	402,872
3,800	Ito-Yokado Co. Ltd.	130,564
33,891	John Fairfax Holdings Ltd.	91,501
14,000	Koito Manufacturing Co. Ltd.	118,984
21,245	Marks & Spencer Group Plc	132,047
38,000	Matsushita Electric Industrial Co. Ltd.	508,094
17,785	Media Capital SGPS SA*	95,776
16,631	Mediaset SpA	189,052
1,246	Medion AG	24,980
16,178	News Corp. Ltd. (The)	134,331
33,600	Nissan Motor Co. Ltd.	366,495
3,500	Nobia AB	45,070
10,120	Pearson Plc	108,379
6,609	Promotora de Informaciones SA	122,062
10,943	Prosieben Sat. 1 Media AG	200,065
13,354	Reed Elsevier Plc	117,363
1,531	Renault SA	125,386
1,000	SBS Broadcasting SA*	33,660
24,000	Seiyu Ltd. (The)*	57,374
12,500	Sony Corp.	427,214
2,317	Swatch Group AG (The), Class B	313,561
1,321	Tofas Turk Otomobil Fabrikasi AS-GDR*	7,266
16,100	Tokyo Broadcasting System, Inc.	251,565
11,600	Toyota Motor Corp.	444,958
3,241	Vestel Elektronik Sanayi-GDR*	10,533
3,257	Vivendi Universal SA*	83,567
4,573	VNU NV (a)	117,730
4,999	Volkswagen AG	192,300
8,588	William Hill Plc	83,024
11,981	WPP Group Plc	111,701
4,100	Yamaha Motor Co. Ltd.	62,237
		6,385,198
	CONSUMER STAPLES 9.6%
1,045	Adecco SA	52,036
1,504	Adidas - Salomon AG	209,874
6,277	Allied Domecq Plc	53,346
1,799	Altadis SA	61,305
8,444	Burberry Group Plc	56,997
32,772	Cadbury Schweppes Plc	252,389
1,934	Carrefour SA	91,090
1,000	Coca-Cola Hellenic Bottling Co. SA-ADR (a)	21,050
4,000	Dai Nippon Printing Co. Ltd.	53,593
35,055	Diageo Plc	438,307
22,200	Fomento Economico Mexicano SA	98,116
5,508	Heineken NV	166,052
1,639	Henkel KGaA	114,254
668	Henkel KGaA, Preferred Shares	49,183

Shares		Value
4,868	Imperial Tobacco Group Plc	$106,208
3,472	InBev	115,899
1,300	ITO EN Ltd.	56,838
21	Japan Tobacco, Inc.	175,994
2,781	Jeronimo Martins SGPS SA*	31,371
17,000	Kao Corp.	376,267
1,980	LVMH Moet Hennessy Louis Vuitton SA	132,361
9,900	Metro AG	440,793
14,283,000	Migros Turk TAS	79,317
2,779	Nestle SA	638,337
2,400	Nissin Food Products Co. Ltd.	59,010
773	Pernod Ricard	102,772
361,000	PT Indofood Sukses Makmur Tbk.	26,631
117	Puma AG	31,285
14,700	Rank Group Plc	74,452
4,987	Reckitt Benckiser Plc	122,359
6,207	Scottish & Newcastle Plc	42,460
105	SGS SA	57,766
18,000	Shiseido Co. Ltd.	221,697
27,553	Southcorp Ltd.*	67,572
106,108	Tesco Plc	548,470
6,000	Toppan Printing Co. Ltd.	58,956
4,000	Uni-Charm Corp.	198,518
6,262	Unilever NV	360,744
15,238	Wumart Stores, Inc., Class H*	30,097
658	ZM Duda SA*	24,741
		5,898,507
	ENERGY 11.2%
180,963	BP Plc	1,729,782
7,882	Canadian Natural Resources Ltd.	315,554
77,489	Datang International Power Generation Co. Ltd., Class H	63,108
66,478	Dragon Oil Plc*	50,895
3,989	Encana Corp.	184,524
21,704	ENI SpA	486,959
1,700	Gazprom-ADR (a)	60,741
2,800	Lukoil-ADR	350,000
5,580	Norsk Hydro ASA	407,549
1,017	OMV AG	234,629
1,702	Petro-Canada	88,703
4,734	Royal Dutch Petroleum Co.	244,163
11,897	Saipem SpA	133,907
53,964	Shell Transport & Trading Co. Plc	396,528
4,572	Smedvig ASA, Class A	59,970
26,900	Statoil ASA	386,926
672	Technip SA	108,650
1,100	TGS Nopec Geophysical Co. ASA*	21,315
7,213	Total Fina SA, Class B (a)	1,471,217
2,097	YUKOS-ADR	33,762
		6,828,882
	FINANCIALS 27.9%
1,800	Aeon Credit Service Co. Ltd.	102,750
51,325	Akbank TAS-ADR (a)	454,226
1,129	Almancora Comm. VA	64,239
3,445	Almanij NV	232,008
50,173	AMP Ltd.	227,470
9,643	Assicurazioni Generali SpA	265,406
253,000	Ayala Corp.	29,262
2,167	Banca Antonveneta SpA*	44,847
65,674	Banca Intesa SpA	249,938
35,086	Banca Nazionale del Lavoro SpA*	77,891

See Notes to Financial Statements

International Equity Fund (Continued)

Statement of Investments
September 30, 2004

Shares		Value
6,732	Banca Popolare di Milano	$42,282
36,021	Banco Comercial Portugues SA	78,399
8,619	Bank Austria Creditanstalt	612,083
30,800	Bank of the Philippine Islands	24,936
17,000	Bank of Yokohama Ltd. (The)	91,478
20,481	Bank Pekao SA-GDR	696,355
2,649	Bank Przemyslowo-Handlowy-GDR	160,794
11,441	Bank Zachodni WBK SA	269,518
45,799	Barclays Plc	439,856
12,839	Bayerishe Hypo und Vereinsbank AG*	245,586
67,384	Beni Stabili SpA	57,910
8,741	BNP Paribas SA (a)	565,303
4,257	British Land Co. Plc	57,393
19,536	Capitalia SpA	71,919
53,587	Cassa di Risparmio di Firenze SpA	98,437
7,644	Commerzbank AG*	141,652
8,200	Credit Saison Co. Ltd.	252,675
7,231	Credit Suisse Group	231,431
16,631	Credito Emiliano SpA	138,583
10,900	Danske Bank A/S	286,889
13,000,594	Denizbank AS*	24,858
2,025	Depfa Bank Plc	27,578
2,617	Deutsche Bank AG	187,963
7,432	DNB Holding ASA	58,989
80,073,000	Dogan Sirketler Grubu Holding AS*	143,784
5,818	Erste Bank der Oester Spark AG	242,402
3,708	Euronext NV	105,653
1,603	Fadesa Inmobiliaria SA*	23,366
3,100	ForeningsSparbanken AB	64,510
6,951	Fortis	165,638
574	Gecina SA	48,544
79,872	Grupo Financiero Banorte SA	376,517
432,275	Haci Omer Sabanci Holding AS-ADR	367,434
3,300	Hitachi Capital Corp.	52,043
3,451	Hypo Real Estate Holding AG*	118,031
2,127	KBC Bankverzekerings Holding	138,617
48,546,000	Koc Holding AS	284,116
22,551	Komercni Banka AS-GDR	832,132
33,873	Macquarie Airports	63,844
23,711	Macquarie Infrastructure Group	64,534
65	Mitsubishi Tokyo Financial Group, Inc.	542,971
2,052	Muenchener Rueckver AG	197,276
28,687	Nedcor Ltd.	264,325
55,000	Nomura Holdings, Inc.	707,405
39,500	Nordea Bank AB	322,823
22,391	OTP Bank Rt.-GDR	989,683
786,000	PT Bank Mandiri	124,557
37,286	Royal & Sun Alliance Insurance Group Plc	48,309
30,580	Royal Bank of Scotland Group Plc	884,401
32,500	Skandia Forsakrings AB	128,566
4,200	Skandinaviska Enskilda Banken AB, Class A	64,901
15,000	Sumitomo Trust & Banking Co. Ltd.	88,897
8,912	Svenska Handelsbanken AB, Class A	186,679
810	Takefuji Corp.	51,907
9,374	Telesystem International Wireless, Inc.*	88,678
19,532,000	Turk Dis Ticaret Bankasi AS	22,083
152,300,000	Turkiye Garanti Bankasi AS*	511,505
156,757	Turkiye Garanti Bankasi AS-ADR*	526,703
146,584	Turkiye Is Bankasi-GDR	479,328
138,241,000	Turkiye Is Bankasi, Class C	505,659
1,765	UBS AG	124,603
485	Unibail	58,480

Shares		Value
56,531	UniCredito Italiano SpA	$285,450
45,887	Yapi ve Kredi Bankasi AS-GDR*	114,718
		17,021,976
	HEALTH CARE 7.5%
3,339	AstraZeneca Plc	137,045
1,380	Fresenius Medical Care AG	105,896
2,500	Fujisawa Pharmaceutical Co. Ltd.	56,470
634	Gedeon Richter Rt.-GDR	69,740
6,800	Getinge AB, Class B	82,661
39,040	GlaxoSmithKline Plc	842,559
15,839	Novartis AG (a)	740,366
1,129	Rhoen-Klinikum AG	55,674
7,569	Roche Holding AG (a)	784,196
14,101	Sanofi-Aventis SA	1,024,184
4,686	Schering AG	295,479
13,729	Smith & Nephew Plc	126,381
3,000	Takeda Pharmaceutical Co. Ltd.	136,345
2,500	Terumo Corp.	57,038
1,665	Yamanouchi Pharmaceutical Co. Ltd.	53,878
		4,567,912
	INDUSTRIALS 6.9%
8	A P Moller - Maersk A/S	61,364
11,278	Amcor Ltd.	58,928
7,000	Asahi Glass Co. Ltd.	63,819
19,571	Associated British Ports Holdings Plc	156,398
3,455	Autoroutes du Sud de la France	158,129
2,257	Autostrada Torino - Milano SpA	46,597
12,889	BAA Plc	129,275
30,973	BAE Systems Plc	126,143
5,767	Bouygues SA	216,608
7,955	Brisa-Auto Estradas de Portugal SA	64,705
4,606	Deutsche Post AG	89,422
27	East Japan Railway Co.	139,890
4,492	European Aeronautic Defence & Space Co.	119,165
1,521	Flughafen Wien AG	92,692
10,231	Fraport AG	340,376
2,000	Fuji Photo Film Co. Ltd.	65,809
620	Kobenhavns Lufthavne A/S	94,596
3,472	Man AG	118,749
1,000	Nidec Corp.	101,259
3,000	Olympus Corp.	57,947
13,856	Patrick Corp. Ltd.	56,971
41,113	Peninsular & Oriental Steam Navigation Co. Plc	195,936
5,352	Sias SpA	64,433
6,116	Siemens AG	448,784
56,668	Skanska AB, Class B	589,620
400	SMC Corp.	38,358
1,692	SNECMA*	34,511
745	Stomil Sanok SA*	36,289
1,848	Thales SA	61,596
2,457	TPG NV	60,107
1,142	Vinci SA	131,592
5,438	Wienerberger AG	204,250
		4,224,318
	INFORMATION TECHNOLOGY 1.8%
900	Atos Origin SA*	49,754
5,600	Canon, Inc.	263,673
929	Freenet.de AG*	16,545
10,000	Hitachi Ltd.	60,537
4,065	Koninklijke Philips Electronics NV (a)	93,226

See Notes to Financial Statements

International Equity Fund (Continued)

Statement of Investments
September 30, 2004

Shares		Value
800	Kyocera Corp.	$56,356
3,000	Ricoh Co. Ltd.	56,583
530	Samsung Electronics Co. Ltd.	210,712
29,000	Sanyo Electric Co. Ltd.	94,105
1,500	Secom Co. Ltd.	52,220
8,000	Sharp Corp.	110,240
900	TDK Corp.	60,046
		1,123,997
	MATERIALS	2.2%
4,958	BASF AG	291,665
2,939	Celtic Resources Holdings Plc*	22,475
5,578	Highland Gold Mining Ltd.	25,270
25,700	IOI Corp. Berhad	63,238
17,700	Kuala Lumpur Kepong Berhad	31,210
334	L'Air Liquide SA	52,465
27,233	Newcrest Mining Ltd.	301,035
1,400	Nitto Denko Corp.	64,518
9,694	Peter Hambro Mining Plc*	79,927
4,000	Shin-Etsu Chemical Co. Ltd.	143,980
72,000	Texwinca Holdings Ltd.	60,946
7,300	UPM - Kymmene Oyj	139,182
37,500	Weiqiao Textile Co. Ltd., Class H	60,841
		1,336,752
	TELECOMMUNICATIONS	7.6%
11,491	Alcatel*	134,482
3,309	Belgacom SA*	118,689
7,000	Cantv-ADR (a)	157,710
8,711	Cesky Telecom AS-GDR	114,985
16,034	Deutsche Telecom AG*	297,129
24,000	Ericsson LM, Class B*	74,502
8,624	France Telecom SA	215,158
1,540	Globe Telecom, Inc.	29,868
18,053	Havas SA (a)	94,974
17,900	Hellenic Telecomunications SA-ADR	119,572
2,769	JC Decaux SA*	63,022
12,694	Matav Rt.-ADR (a)	259,465
2,500	Millicom International Cellular SA* (a)	45,500
3,400	Moscow City Telephone-ADR	40,630
16	Nippon Telegraph & Telephone Corp.	63,846
19,306	Nokia Oyj, Class A	266,041
80	NTT DoCoMo, Inc.	135,981
2,910	Philippine Long Distance Telephone Co.*	72,232
3,939	Portugal Telecom SGPS SA	43,454
422,000	PT Telekomunikasi Indonesia Tbk.	191,399
2,087	Publicis Groupe	59,725
8,241	Societe Television Francaise 1	234,095
29,560	Telecom Italia SpA (a)	91,358
58,258	Telekomunikacja Polska SA-GDR	239,440
12,800	Telenor ASA	97,781
5,898	Turkcell Iletisim Hizmetleri AS-ADR	66,117
11,300	Uralsvyazinform-ADR	83,846
497,311	Vodafone Group Plc	1,191,799
7,700	Volgatelecom-ADR	45,199
		4,647,999
	UTILITIES	4.0%
16,858	Centrica Plc	76,676
10,633	E.On AG	783,541
34,955	Electricidade de Portugal SA	102,163
10,981	Endesa SA	209,363
24,508	Enel SpA	200,563

Shares		Value
6,800	Fortum Oyj	$95,143
4,736	Iberdrola SA	98,366
12,623	National Grid Transco Plc	106,650
5,718	RWE AG	273,082
4,257	Scottish & Southern Energy Plc	60,092
10,118	Suez SA	217,196
29,983	Terna SpA*	71,410
5,533	Veolia Environnement	159,442
		2,453,687
	Total Common Stocks (Cost $51,210,938)	$54,489,228
EXCHANGE TRADED FUNDS	3.0%
12,101	Daxex Index Fund	$574,310
19,081	iShares DJ Euro STOXX 50	647,148
74,332	iShares FTSE 100	616,234
	Total Exchange Traded Funds (Cost $1,773,001)	$1,837,692
RIGHTS	0.0%
	TELECOMMUNICATIONS	0.0%
18,053	Havas SA (a)	$7,634
	Total Rights (Cost $0)	$7,634
Principal Amount
GOVERNMENT BONDS	1.5%
$54,940,000	Hungary Government Bond, Series 08/C, 6.25%, 6/12/08	$247,187
24,240,000	Hungary Government Bond, Series 09/C, 7.00%, 6/24/09	111,424
30,020,000	Hungary Government Bond, Series 13/D, 6.75%, 2/12/13	133,814
64,340,000	Hungary Government Bond, Series 14/C, 5.50%, 2/12/14	262,542
192,000	Republic of Venezuela, 9.25%, 9/15/27	190,339
	Total Government Bonds (Cost $919,065)	$945,306
REPURCHASE AGREEMENT	0.4%
$240,490	Bear Stearns & Co., Inc., 1.68%, Due 10/1/04, Repurchase price $240,501, Collateralized by $385,000 U.S. Treasury Strips, 0.00% Due 11/15/14 (Value $246,412)	$240,490
	Total Repurchase Agreement (Cost $240,490)	$240,490
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING		6.1%
$3,751,683	Bear Stearns & Co., Inc., 1.68%, Due 10/1/04, Repurchase price $3,751,858, Collateralized by $6,035,000 U.S. Treasury Strips, 0.00% Due 11/15/14 (Value $3,862,581)	$3,751,683
Total Repurchase Agreement Held as Collateral for Securities Lending (Cost $3,751,683)		$3,751,683
Total Investments (Cost $57,895,177)	100.1%	$61,272,033
Liabilities in excess of other assets	(0.1)%	(111,378)
Net Assets	100.0%	$61,160,655

*  Denotes non-income producing security.

(a)  All or part of this security has been loaned as of September 30, 2004.

ADR-American Depositary Receipt

GDR-Global Depositary Receipt

See Notes to Financial Statements

International Equity Fund (Continued)

Statement of Investments
Geographical Diversification  September 30, 2004

Country	Percent of Net Assets
United Kingdom	16.5%
Japan	13.2
France	9.5
Germany	9.5
United States	6.5
Turkey	5.9
Switzerland	4.8
Italy	4.3
Hungary	3.4
Sweden	2.8
Poland	2.5
Austria	2.3
Netherlands	1.9
Australia	1.7
Norway	1.7
Czech Republic	1.5
Belgium	1.4
Ireland	1.2
Canada	1.1
Spain	1.1
Russia	1.0
Finland	0.8
Mexico	0.8
Denmark	0.7
Portugal	0.7
Indonesia	0.6
Venezuela	0.6
South Africa	0.4
Hong Kong	0.3
Philippines	0.3
South Korea	0.3
China	0.2
Greece	0.2
Malaysia	0.2
Luxembourg	0.1
Total Investments	100.1%
Liabilities in Excess of other Assets	(0.1)%
Total	100.0%

See Notes to Financial Statements

International Equity Fund (Continued)

Statement of Assets and Liabilities  September 30, 2004

ASSETS:
Investments in securities at value (cost $57,895,177)-Note 2(A)		$61,272,033
Foreign currency, at value (cost $3,565,379)		3,593,462
Receivable for investments sold		901,605
Dividends and interest receivable		112,543
Reclaims receivable		241,226
Other assets		4,192
		66,125,061
LIABILITIES:
Payable for investments purchased	$1,093,840
Payable upon return of securities on loan-Note 4	3,751,683
Payable to investment managers'	39,741
Accrued expenses and other payables	79,142	4,964,406
NET ASSETS at value, applicable to 1,198,676 outstanding units of beneficial interest-Note 5		$61,160,655
NET ASSET VALUE offering and redemption price per unit ($61,160,655 divided by 1,198,676 units)		$51.02

Statement of Operations  Year Ended September 30, 2004

NET INVESTMENT INCOME:
Investment Income:
Dividends (net of foreign withholding tax of $183,907)	$1,362,301
Interest	11,063
Securities lending	26,679
Total Investment Income		$1,400,043
Expenses:
Investment managers' fees-Note 3(A)	473,766
Shareholder servicing fees and expenses-Note 3(B)	312,834
Custodian fees and expenses	50,225
Legal, Accounting and Auditing fees	45,226
Consultant fees	11,906
Trustees' fees and expenses-Note 3(C)	45,761
Printing and Postage	17,462
Insurance	9,801
Other	41,436
Total Expenses		1,008,417
NET INVESTMENT INCOME		391,626
	REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES-Note 4:
Net realized gain on investments	4,048,140
Net realized loss on foreign currency transactions	(188,320)
Net increase in unrealized appreciation on investments	5,473,051
Net increase in unrealized appreciation on foreign currency transactions	130,887
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES		9,463,758
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$9,855,384

See Notes to Financial Statements

International Equity Fund (Continued)

Statements of Changes in Net Assets

	Year Ended 9/30/2004	Year Ended 9/30/2003
OPERATIONS:
Net investment income	$391,626	$582,016
Net realized gain (loss)	3,859,820	(4,402,639)
Net increase in unrealized appreciation	5,603,938	11,781,435
Net increase in net assets resulting from operations	9,855,384	7,960,812
CAPITAL TRANSACTIONS-Note 5:
Value of units sold	5,688,470	12,883,690
Value of units redeemed	(11,425,188)	(8,498,226)
Net increase (decrease) in net assets resulting from capital transactions	(5,736,718)	4,385,464
Net increase	4,118,666	12,346,276
NET ASSETS at beginning of year	57,041,989	44,695,713
NET ASSETS at end of year	$61,160,655	$57,041,989

See Notes to Financial Statements

Actively Managed Bond Fund

Statement of Investments
September 30, 2004

Principal Amount		Value
CORPORATE BONDS	9.4%
$600,000	ChevronTexaco Corp., 7.09%, 2/1/07	$653,828
500,000	Citigroup, Inc., 6.50%, 1/18/11 (a)	560,955
100,000	Financing Corp., 9.40%, 2/8/18	143,171
2,201,000	JP Morgan & Co., Inc., Medium Term Note, 0.00%, 4/24/27	405,660
4,300,000	Merrill Lynch & Co., Inc., Medium Term Note, 0.00%, 2/25/27 (a)	778,825
1,000,000	Morgan Stanley Dean Witter, 5.30%, 3/1/13 (a)	1,024,934
1,000,000	Pitney Bowes, Inc., 4.75%, 5/15/18	973,553
1,000,000	PMI Group, Inc., 6.75%, 11/15/06	1,070,497
1,000,000	Public Service Electric & Gas, 9.13%, 7/1/05	1,047,617
525,000	Public Service Electric & Gas, 6.38%, 5/1/08	569,377
3,000,000	Transamerica Financial Corp., 0.00%, 9/1/12	1,941,771
1,000,000	US Bank N.A., 6.38%, 8/1/11 (a)	1,117,308
1,500,000	US Bank N.A., 6.30%, 2/4/14 (a)	1,666,632
	Total Corporate Bonds (Cost $11,229,966)	$11,954,128
MORTGAGE-BACKED SECURITIES	7.5%
$1,408,226	ABN AMRO Mortgage Corp., Remic 03-7 A2, 5.00%, 7/25/18	$1,448,974
1,000,000	Bank of America Mortgage Securities, Inc., Remic 02-9 1A16, 6.25%, 10/25/32	1,005,330
1,000,000	Countrywide Home Loans, Inc., Remic 04-J7 2A2, 4.50%, 8/25/19	948,027
1,925,970	Countrywide Home Loans, Inc., Remic 01-24 1A3, 8.50%, 1/25/32	1,922,631
752,035	First Nationwide Trust, Remic 99-3 2PA3, 6.50%, 5/19/29	763,001
1,907,787	Residential Asset Securitization Trust, Remic 00-A7 B1, 8.00%, 11/25/30	1,904,849
1,000,000	Washington Mutual MSC Mortgage Pass-Through Certificates, Remic 03-MS2 4A6, 5.75%, 2/25/33	1,018,448
518,629	Wells Fargo Mortgage Backed Securities Trust, Remic 04-1 A37, 5.50%, 2/25/34	495,416
	Total Mortgage-Backed Securities (Cost $9,679,599)	$9,506,676

Principal Amount		Value
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS	76.8%
$1,150,000	Federal Home Loan Bank, 4.00%, 2/27/14	$1,155,106
1,000,000	Federal Home Loan Bank, 5.50%, 7/22/14	1,003,750
500,000	Federal Home Loan Bank, 8.00%, 3/10/15	512,423
250,000	Federal Home Loan Bank, 6.35%, 10/4/16	250,095
1,750,000	Federal Home Loan Bank, 6.03%, 11/9/16	1,756,473
400,000	Federal Home Loan Bank, 6.70%, 4/4/17	408,469
670,000	Federal Home Loan Bank, 5.79%, 10/3/17	670,233
1,000,000	Federal Home Loan Bank, 6.00%, 8/13/18	1,000,342
1,000,000	Federal Home Loan Bank, 6.23%, 9/10/18	1,000,339
1,000,000	Federal Home Loan Bank, 6.25%, 9/24/18	1,000,372
1,000,000	Federal Home Loan Bank, 4.25%, 10/30/18	1,001,158
56,098	Federal Home Loan Mortgage Corp., Pool #730299, 9.00%, 8/1/06	58,203
533,386	Federal Home Loan Mortgage Corp., Remic 1515S, 17.34%, 5/15/08*	649,577
851,789	Federal Home Loan Mortgage Corp., Remic 2052PL, 6.00%, 4/15/13	887,328
1,125,000	Federal Home Loan Mortgage Corp., Medium Term Note, 5.25%, 3/18/15	1,125,347
1,000,000	Federal Home Loan Mortgage Corp., Medium Term Note, 6.11%, 10/12/16	1,001,060
1,160,000	Federal Home Loan Mortgage Corp., Medium Term Note, 5.00%, 2/28/17	1,171,098
1,000,000	Federal Home Loan Mortgage Corp., Medium Term Note, 3.25%, 12/15/17	1,003,912
700,000	Federal Home Loan Mortgage Corp., Medium Term Note, 5.00%, 9/21/18	705,226
3,000,000	Federal Home Loan Mortgage Corp., Medium Term Note, 0.00%, 3/18/19	1,271,670
27,882	Federal Home Loan Mortgage Corp., Remic 12A, 9.25%, 11/15/19	27,908
73,609	Federal Home Loan Mortgage Corp., Remic 21Z, 9.50%, 1/15/20	73,674
766,201	Federal Home Loan Mortgage Corp., Remic 1316ZA, 8.00%, 6/15/22	793,266
12,258	Federal Home Loan Mortgage Corp., Remic 1316Z, 8.00%, 6/15/22	12,691

See Notes to Financial Statements

Actively Managed Bond Fund (Continued)

Statement of Investments
September 30, 2004

Principal Amount		Value
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS (Continued)
$775,000	Federal Home Loan Mortgage Corp., Remic 2662DG, 5.00%, 10/15/22	$775,223
2,000,000	Federal Home Loan Mortgage Corp., Remic 2707VD, 6.00%, 6/15/23	2,024,914
835,098	Federal Home Loan Mortgage Corp., Series 1628LZ, 6.50%, 12/15/23	891,195
134,915	Federal Home Loan Mortgage Corp., Remic 1814D, 6.50%, 2/15/26	137,148
68,477	Federal Home Loan Mortgage Corp., Remic 2092DL, 8.50%, 9/15/27	68,683
2,932,000	Federal Home Loan Mortgage Corp., Remic 2115BJ, 6.00%, 3/15/28	3,077,722
825,676	Federal Home Loan Mortgage Corp., Remic 2059Z, 5.95%, 5/15/28	854,928
1,248,895	Federal Home Loan Mortgage Corp., Series 2060Z, 6.50%, 5/15/28	1,298,799
351,529	Federal Home Loan Mortgage Corp., Remic 2054L, 6.50%, 5/15/28	367,062
924,539	Federal Home Loan Mortgage Corp., Remic 2057PE, 6.75%, 5/15/28	967,966
756,661	Federal Home Loan Mortgage Corp., Remic 2054PV, 7.50%, 5/15/28	804,243
300,000	Federal Home Loan Mortgage Corp., Remic 2064TE, 7.00%, 6/15/28	318,244
149,365	Federal Home Loan Mortgage Corp., Remic 2126CB, 6.25%, 2/15/29	158,193
1,000,000	Federal Home Loan Mortgage Corp., Remic 2132PE, 6.00%, 3/15/29	1,046,866
226,618	Federal Home Loan Mortgage Corp., Remic 2205YB, 6.00%, 5/15/29	233,122
822,898	Federal Home Loan Mortgage Corp., Remic 2303CJ, 6.00%, 8/15/29	838,766
25,160	Federal Home Loan Mortgage Corp., Remic 2319PG, 6.50%, 4/15/30	25,193
1,332,000	Federal Home Loan Mortgage Corp., Remic 2306PL, 6.00%, 4/15/31	1,388,280
1,214,173	Federal Home Loan Mortgage Corp., Remic 2333KA, 6.50%, 7/15/31	1,263,719
1,020,151	Federal Home Loan Mortgage Corp., Remic 2794AZ, 6.00%, 10/15/31	939,672

Principal Amount		Value
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS (Continued)
$543,220	Federal Home Loan Mortgage Corp., Remic 2382DZ, 5.50%, 11/15/31	$540,427
3,086,423	Federal Home Loan Mortgage Corp., Remic 2492Z, 5.50%, 8/15/32	3,075,470
1,947,035	Federal Home Loan Mortgage Corp., Remic 2575QE, 6.00%, 2/15/33	2,014,005
1,000,000	Federal Home Loan Mortgage Corp., Remic 2728DC, 6.00%, 1/15/34	1,049,307
1,199,544	Federal Home Loan Mortgage Corp., Remic 2778ZT, 6.00%, 4/15/34	1,288,994
95,228	Federal National Mortgage Assoc., Pool #15569, 8.25%, 5/1/10	100,393
2,000,000	Federal National Mortgage Assoc., 6.25%, 3/22/12	2,035,226
100,000	Federal National Mortgage Assoc., 6.80%, 8/27/12	108,370
1,500,000	Federal National Mortgage Assoc., 4.00%, 8/26/16	1,500,527
1,000,000	Federal National Mortgage Assoc., 6.10%, 10/25/16	1,002,383
3,000,000	Federal National Mortgage Assoc., 6.58%, 2/1/17	3,040,341
700,000	Federal National Mortgage Assoc., Remic 02-11 QG, 5.50%, 3/25/17	729,748
500,000	Federal National Mortgage Assoc., 6.00%, 8/20/18	500,414
1,000,000	Federal National Mortgage Assoc., 5.25%, 1/30/19	1,000,645
1,000,000	Federal National Mortgage Assoc., 6.00%, 5/24/19	1,017,670
26,785	Federal National Mortgage Assoc., Remic 91-169M, 8.40%, 12/25/21	29,186
1,912,719	Federal National Mortgage Assoc., Remic 92-55DZ, 8.00%, 4/25/22	2,025,653
210,245	Federal National Mortgage Assoc., Remic 92-161H, 7.50%, 9/25/22	219,832
148,008	Federal National Mortgage Assoc., Remic 93-124M, 0.00%, 10/25/22	131,060
352,985	Federal National Mortgage Assoc., Remic G92-57Z, 7.80%, 10/25/22	383,620
503,856	Federal National Mortgage Assoc., Remic 97-61ZC, 7.00%, 2/25/23	537,951
383,505	Federal National Mortgage Assoc., Remic G93-10J, 5.00%, 3/25/23	388,483
324,748	Federal National Mortgage Assoc., Remic G93-15H, 7.25%, 4/25/23	344,220

See Notes to Financial Statements

Actively Managed Bond Fund (Continued)

Statement of Investments
September 30, 2004

Principal Amount		Value
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS (Continued)
$775,873	Federal National Mortgage Assoc., Remic 93-100K, 0.00%, 6/25/23	$697,713
1,146,761	Federal National Mortgage Assoc., Remic 93-112ZB, 7.00%, 7/25/23	1,246,684
2,698,010	Federal National Mortgage Assoc., Remic 93-223ZA, 6.50%, 12/25/23	2,821,057
211,718	Federal National Mortgage Assoc., Remic 93-250DZ, 7.00%, 12/25/23	232,242
494,000	Federal National Mortgage Assoc., Remic 94-65LL, 7.38%, 4/25/24	528,115
522,741	Federal National Mortgage Assoc., Remic 94-61E, 7.50%, 4/25/24	561,930
385,000	Federal National Mortgage Assoc., Remic G96-1PK, 7.50%, 6/17/26	421,514
31,627	Federal National Mortgage Assoc., Remic 97-49B, 10.00%, 6/17/27	35,204
1,243,646	Federal National Mortgage Assoc., Remic 98-11Z, 6.00%, 3/18/28	1,301,137
655,094	Federal National Mortgage Assoc., Remic 99-51PG, 6.00%, 4/25/28	657,254
1,182,448	Federal National Mortgage Assoc., Remic 98-59Z, 6.50%, 10/25/28	1,228,718
888,393	Federal National Mortgage Assoc., Remic 98-62DC, 9.00%, 11/25/28	980,905
1,417,523	Federal National Mortgage Assoc., Remic 00-2ZE, 7.50%, 2/25/30	1,526,082
135,971	Federal National Mortgage Assoc., Remic 01-45TE, 6.50%, 6/25/30	137,777
1,151,955	Federal National Mortgage Assoc., Remic 00-23PO, 0.00%, 7/25/30	1,069,523
2,000,000	Federal National Mortgage Assoc., Remic 02-48GF, 6.50%, 10/25/31	2,077,411
29	Government National Mortgage Assoc., Pool #10855, 8.00%, 7/15/06	30
1,000,000	Government National Mortgage Assoc., Remic 04-5VB, 6.00%, 5/20/23	1,039,497
96,055	Government National Mortgage Assoc., Pool #1977, 9.50%, 3/20/25	108,423

Principal Amount		Value
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS (Continued)
$726,208	Government National Mortgage Assoc., Remic 98-26K, 7.50%, 9/17/25	$777,020
660,165	Government National Mortgage Assoc., Remic 98-22K, 7.00%, 2/20/26	698,092
262,268	Government National Mortgage Assoc., Remic 97-8PE, 7.50%, 5/16/27	276,380
638,388	Government National Mortgage Assoc., Remic 97-11D, 7.50%, 7/20/27	675,128
190,972	Government National Mortgage Assoc., Remic 97-18J, 7.00%, 11/20/27	195,651
224,968	Government National Mortgage Assoc., Remic 99-31ZC, 8.00%, 9/16/29	246,664
1,125,000	Government National Mortgage Assoc., Remic 01-4PM, 6.50%, 3/20/31	1,182,597
1,000,000	Government National Mortgage Assoc., Remic 03-83BC, 5.50%, 4/16/33	988,418
2,091,821	Government National Mortgage Assoc., Remic 03-114Z, 6.00%, 12/16/33	2,166,219
3,520,000	U.S. Treasury Bonds, 9.25%, 2/15/16	5,068,389
5,000,000	U.S. Treasury Strips, 0.00%, 2/15/06	4,843,561
6,180,000	U.S. Treasury Strips, 0.00%, 2/15/10	5,096,647
Total United States Government & Agency Obligations (Cost $95,073,648)		$97,969,565
REPURCHASE AGREEMENT	7.3%
$9,345,650	Bear Stearns & Co., Inc., 1.68%, Due 10/1/04, Repurchase price $9,346,086, Collateralized by $16,630,000 U.S. Treasury Strips, 0.00% Due 11/15/15 (Value $10,044,354)	$9,345,650
	Total Repurchase Agreement (Cost $9,345,650)	$9,345,650
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING	1.9%
$2,432,351	Bear Stearns & Co., Inc., 1.68%, Due 10/1/04, Repurchase price $2,432,465, Collateralized by $4,150,000 U.S. Treasury Strips, 0.00% Due 11/15/14 (Value $2,506,559)	$2,432,351
Total Repurchase Agreement Held as Collateral for Securities Lending (Cost $2,432,351)		$2,432,351
Total Investments (Cost $127,761,214)	102.9%	$131,208,370
Liabilities in excess of other assets	(2.9)%	(3,725,327)
Net Assets	100.0%	$127,483,043

*  Variable rate security. Rate represents the rate in effect as of September 30, 2004. Maturity reflects final maturity date.

(a)  All or part of this security has been loaned as of September 30, 2004.

See Notes to Financial Statements

Actively Managed Bond Fund (Continued)

Statement of Assets and Liabilities  September 30, 2004

ASSETS:
Investments in securities at value (cost $127,761,214)-Note 2(A)		$131,208,370
Receivable for investments sold		5,099
Interest receivable		801,612
Other assets		4,192
		132,019,273
LIABILITIES:
Payable for investments purchased	$1,954,292
Payable upon return of securities on loan-Note 4	2,432,351
Payable to investment manager	41,963
Accrued expenses	107,624	4,536,230
NET ASSETS at value, applicable to 2,454,986 outstanding units of beneficial interest-Note 5		$127,483,043
NET ASSET VALUE offering and redemption price per unit ($127,483,043 divided by 2,454,986 units)		$51.93

Statement of Operations  Year Ended September 30, 2004

NET INVESTMENT INCOME:
Investment Income:
Interest	$6,928,490
Securities lending	21,216
Total Investment Income		$6,949,706
Expenses:
Investment manager's fees-Note 3(A)	479,688
Shareholder servicing fees and expenses-Note 3(B)	665,454
Custodian fees and expenses	30,497
Legal, Accounting and Auditing fees	45,114
Consultant fees	11,906
Trustees' fees and expenses-Note 3(C)	45,761
Printing and Postage	17,462
Insurance	22,912
Other	47,380
Total Expenses		1,366,174
NET INVESTMENT INCOME		5,583,532
REALIZED AND UNREALIZED LOSS ON INVESTMENTS-Note 4:
Net realized loss on investments	(567,376)
Net decrease in unrealized depreciation on investments	(1,334,410)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(1,901,786)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$3,681,746

See Notes to Financial Statements

Actively Managed Bond Fund (Continued)

Statements of Changes in Net Assets

	Year Ended 9/30/2004	Year Ended 9/30/2003
OPERATIONS:
Net investment income	$5,583,532	$6,906,337
Net realized loss	(567,376)	(185,754)
Net decrease in unrealized depreciation	(1,334,410)	(3,042,181)
Net increase in net assets resulting from operations	3,681,746	3,678,402
CAPITAL TRANSACTIONS-Note 5:
Value of units sold	18,419,808	31,459,965
Value of units redeemed	(28,895,124)	(32,582,158)
Net decrease in net assets resulting from capital transactions	(10,475,316)	(1,122,193)
Net increase (decrease)	(6,793,570)	2,556,209
NET ASSETS at beginning of year	134,276,613	131,720,404
NET ASSETS at end of year	$127,483,043	$134,276,613

See Notes to Financial Statements

Intermediate-Term Bond Fund

Statement of Investments
September 30, 2004

Principal Amount		Value
CORPORATE BONDS	12.6%
$150,000	American Express Credit Corp., 7.45%, 8/10/05	$156,197
517,000	ChevronTexaco Corp., 7.09%, 2/1/07	563,382
500,000	Citigroup, Inc., 6.50%, 1/18/11 (a)	560,955
500,000	Credit Suisse First Boston USA, Inc., 6.50%, 1/15/12	555,455
1,000,000	General Electric Co., 5.00%, 2/1/13	1,028,441
450,000	Morgan Stanley, 6.60%, 4/1/12 (a)	501,793
1,005,000	Old Republic International Corp., 7.00%, 6/15/07	1,100,197
	Total Corporate Bonds (Cost $4,254,961)	$4,466,420
MORTGAGE-BACKED SECURITIES	11.1%
$35,115	DLJ Acceptance Trust, Remic 89-1F, 11.00%, 8/1/19	$39,660
752,035	First Nationwide Trust, Remic 99-3 2PA3, 6.50%, 5/19/29	763,002
739,000	Residential Asset Mortgage Products, Inc., Remic 02-SL1 AI3, 7.00%, 6/25/32	751,083
680,381	Residential Asset Securitization Trust, Remic 00-A7 B1, 8.00%, 11/25/30	679,333
189,937	Residential Funding Mortgage Securities I, Remic 94-S8 A4, 6.00%, 3/25/09	194,161
501,823	Structured Asset Securities Corp., Remic 03-21 1A3, 5.50%, 7/25/33	503,218
231,511	Structured Asset Securities Corp., Remic 03-33H 1A1, 5.50%, 10/25/33	236,562
74,217	Vendee Mortgage Trust, Remic 99-3 D, 6.50%, 6/15/25	75,804
664,301	Washington Mutual, Remic 02-S4 A4, 6.50%, 10/19/29	687,589
	Total Mortgage-Backed Securities (Cost $3,998,761)	$3,930,412
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS	70.8%
$500,000	Federal Farm Credit Bank, 6.00%, 6/14/12	$511,342
350,000	Federal Home Loan Bank, 8.10%, 5/25/10	362,799
455,000	Federal Home Loan Bank, 7.42%, 8/10/10	474,209
150,000	Federal Home Loan Bank, 4.00%, 10/24/11	150,110
614,286	Federal Home Loan Bank, Series XT-12, 5.00%, 11/26/12	614,442
7,711	Federal Home Loan Mortgage Corp., Gold Pool #E30900, 8.50%, 5/1/06	8,045

Principal Amount		Value
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS (Continued)
$576,990	Federal Home Loan Mortgage Corp., Remic 1587Z, 6.50%, 10/15/08	$608,215
57,846	Federal Home Loan Mortgage Corp., Gold Pool #M80719, 6.50%, 11/1/08	59,488
307,559	Federal Home Loan Mortgage Corp., Pool #189332, 8.00%, 9/1/09	318,725
325,000	Federal Home Loan Mortgage Corp., Medium Term Note, 6.00%, 6/20/12	327,259
511,074	Federal Home Loan Mortgage Corp., Remic 2052PL, 6.00%, 4/15/13	532,397
1,000,000	Federal Home Loan Mortgage Corp., Medium Term Note, 4.05%, 2/24/14	1,005,471
46,962	Federal Home Loan Mortgage Corp., Remic 34D, 9.00%, 3/15/20	46,994
231,405	Federal Home Loan Mortgage Corp., Gold Pool #C90492, 6.00%, 11/1/21	241,085
113,398	Federal Home Loan Mortgage Corp., Remic 1316Z, 8.00%, 6/15/22	117,404
171,225	Federal Home Loan Mortgage Corp., Remic 1311K, 7.00%, 7/15/22	173,831
382,488	Federal Home Loan Mortgage Corp., Remic 1620Z, 6.00%, 11/15/23	395,570
149,954	Federal Home Loan Mortgage Corp., Remic 1695EA, 7.00%, 12/15/23	153,419
60,107	Federal Home Loan Mortgage Corp., Remic 1753D, 8.50%, 9/15/24	64,547
20,544	Federal Home Loan Mortgage Corp., Remic 2092DL, 8.50%, 9/15/27	20,605
717,422	Federal Home Loan Mortgage Corp., Remic 2053Z, 6.50%, 4/15/28	745,844
711,790	Federal Home Loan Mortgage Corp., Remic 2059Z, 5.95%, 5/15/28	737,007
808,634	Federal Home Loan Mortgage Corp., Remic 2057PE, 6.75%, 5/15/28	846,617
407,433	Federal Home Loan Mortgage Corp., Remic 2054PV, 7.50%, 5/15/28	433,054
300,000	Federal Home Loan Mortgage Corp., Remic 2064TE, 7.00%, 6/15/28	318,244
247,358	Federal Home Loan Mortgage Corp., Remic 2108CB, 6.25%, 12/15/28	261,611

See Notes to Financial Statements

Intermediate-Term Bond Fund (Continued)

Statement of Investments
September 30, 2004

Principal Amount		Value
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS (Continued)
$793,000	Federal Home Loan Mortgage Corp., Remic 2132PE, 6.00%, 3/15/29	$830,165
191,371	Federal Home Loan Mortgage Corp., Remic 2317VG, 6.50%, 4/15/31	195,605
1,000,000	Federal Home Loan Mortgage Corp., Remic 2728DC, 6.00%, 1/15/34	1,049,307
963	Federal National Mortgage Assoc., Pool #104927, 11.00%, 4/1/05	972
194,209	Federal National Mortgage Assoc., Remic 94-32Z, 6.50%, 3/25/09	201,154
323,563	Federal National Mortgage Assoc., Remic 01-15VA, 6.00%, 6/25/10	323,787
970,000	Federal National Mortgage Assoc., 5.50%, 10/18/11	971,183
500,000	Federal National Mortgage Assoc., 5.25%, 1/28/13	503,636
1,000,000	Federal National Mortgage Assoc., 5.13%, 2/27/13	1,003,018
1,250,000	Federal National Mortgage Assoc., 5.00%, 4/4/13	1,252,820
997,757	Federal National Mortgage Assoc., Remic 93-65ZZ, 7.00%, 6/25/13	1,046,791
155,990	Federal National Mortgage Assoc., Pool #50848, 6.50%, 1/1/14	165,117
350,000	Federal National Mortgage Assoc., 4.00%, 9/15/14	350,517
250,000	Federal National Mortgage Assoc., Remic 01-53HC, 6.00%, 9/25/16	260,615
415,000	Federal National Mortgage Assoc., Remic 02-2UC, 6.00%, 2/25/17	432,631
2,834	Federal National Mortgage Assoc., Remic 29-1, 0.00%, 3/1/18	2,521
82,740	Federal National Mortgage Assoc., Remic 03-22LQ, 4.50%, 4/25/18	81,139
39,251	Federal National Mortgage Assoc., Remic 89-62G, 8.60%, 10/25/19	43,057
594,041	Federal National Mortgage Assoc., Remic 91-113ZE, 7.50%, 9/25/21	639,854
143,446	Federal National Mortgage Assoc., Remic G-41PT, 7.50%, 10/25/21	152,336
418,702	Federal National Mortgage Assoc., Remic G92-15Z, 7.00%, 1/25/22	439,917

Principal Amount		Value
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS (Continued)
$161,369	Federal National Mortgage Assoc., Remic 93-112ZA, 7.00%, 4/25/22	$164,245
673	Federal National Mortgage Assoc., Remic 93-139J, 7.00%, 11/25/22	672
80,819	Federal National Mortgage Assoc., Remic 93-4LA, 8.00%, 1/25/23	87,558
230,743	Federal National Mortgage Assoc., Remic 94-76KB, 0.00%, 4/25/24	173,443
178,787	Federal National Mortgage Assoc., Pool # 303437, 9.00%, 6/1/25	200,206
671,545	Federal National Mortgage Assoc., Remic 99-32B, 6.00%, 7/25/29	690,731
955,000	Federal National Mortgage Assoc., Remic 01-53OP, 6.00%, 10/25/31	988,860
338,000	Federal National Mortgage Assoc., Remic 03-47PD, 5.50%, 9/25/32	340,480
111,715	Federal National Mortgage Assoc., Remic 02-14A1, 7.00%, 1/25/42	119,449
63	Government National Mortgage Assoc., Pool #9335, 8.25%, 4/15/06	65
837,294	Government National Mortgage Assoc., Remic 02-34VA, 6.50%, 2/20/13	848,619
36,064	Government National Mortgage Assoc., Series II, Pool #2326, 8.50%, 11/20/26	39,546
142,415	Government National Mortgage Assoc., Pool #440640, 8.25%, 6/15/27	155,765
43,098	Government National Mortgage Assoc., Pool #453323, 8.25%, 9/15/27	47,137
13,324	Government National Mortgage Assoc., Pool #427291, 8.25%, 12/15/27	14,573
196,052	Government National Mortgage Assoc., Remic 00-14CD, 7.50%, 7/16/29	200,356
252,749	Government National Mortgage Assoc., Remic 02-41ZD, 6.00%, 6/16/32	251,716
329,764	Government National Mortgage Assoc., Remic 03-115BV, 7.00%, 8/16/32	355,757
1,000,000	Government National Mortgage Assoc., Remic 03-83BC, 5.50%, 4/16/33	988,418
Total United States Government & Agency Obligations (Cost $25,214,024)		$25,142,072

See Notes to Financial Statements

Intermediate-Term Bond Fund (Continued)

Statement of Investments
September 30, 2004

Principal Amount		Value
REPURCHASE AGREEMENT	4.9%
$1,725,785	Bear Stearns & Co., Inc., 1.68%, Due 10/1/04, Repurchase price $1,725,866, Collateralized by $2,945,000 U.S. Treasury Strips, 0.00% Due 11/15/15 (Value $1,778,751)	$1,725,785
	Total Repurchase Agreement (Cost $1,725,785)	$1,725,785
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING	2.1%
$753,880	Bear Stearns & Co., Inc., 1.68%, Due 10/1/04, Repurchase price $753,915, Collateralized by $1,285,000 U.S. Treasury Strips, 0.00% Due 11/15/14 (Value $776,127)	$753,880
Total Repurchase Agreement Held as Collateral for Securities Lending (Cost $753,880)		$753,880
Total Investments (Cost $35,947,411)	101.5%	$36,018,569
Liabilities in excess of other assets	(1.5)%	(530,821)
Net Assets	100.0%	$35,487,748

(a)  All or part of this security has been loaned as of September 30, 2004.

See Notes to Financial Statements

Intermediate-Term Bond Fund (Continued)

Statement of Assets and Liabilities  September 30, 2004

ASSETS:
Investments in securities at value (cost $35,947,411)-Note 2(A)		$36,018,569
Interest receivable		294,953
Other assets		4,197
		36,317,719
LIABILITIES:
Payable upon return of securities on loan-Note 4	$753,880
Payable to investment manager	11,683
Accrued expenses	64,408	829,971
NET ASSETS at value, applicable to 815,091 outstanding units of beneficial interest-Note 5		$35,487,748
NET ASSET VALUE offering and redemption price per unit ($35,487,748 divided by 815,091 units)		$43.54

Statement of Operations  Year Ended September 30, 2004

NET INVESTMENT INCOME:
Investment Income:
Interest	$1,663,822
Securities lending	4,834
Total Investment Income		$1,668,656
Expenses:
Investment manager's fees-Note 3(A)	147,963
Shareholder servicing fees and expenses-Note 3(B)	185,867
Custodian fees and expenses	9,523
Legal, Accounting and Auditing fees	45,016
Consultant fees	11,906
Trustees' fees and expenses-Note 3(C)	45,761
Printing and Postage	17,462
Insurance	6,526
Other	44,105
Total Expenses		514,129
NET INVESTMENT INCOME		1,154,527
REALIZED AND UNREALIZED LOSS ON INVESTMENTS-Note 4:
Net realized loss on investments	(145,254)
Net decrease in unrealized depreciation on investments	(438,132)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(583,386)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$571,141

See Notes to Financial Statements

Intermediate-Term Bond Fund (Continued)

Statements of Changes in Net Assets

	Year Ended 9/30/2004	Year Ended 9/30/2003
OPERATIONS:
Net investment income	$1,154,527	$1,293,626
Net realized loss	(145,254)	(99,235)
Net decrease in unrealized depreciation	(438,132)	(529,753)
Net increase in net assets resulting from operations	571,141	664,638
CAPITAL TRANSACTIONS-Note 5:
Value of units sold	4,786,047	9,233,113
Value of units redeemed	(8,073,482)	(12,270,444)
Net decrease in net assets resulting from capital transactions	(3,287,435)	(3,037,331)
Net decrease	(2,716,294)	(2,372,693)
NET ASSETS at beginning of year	38,204,042	40,576,735
NET ASSETS at end of year	$35,487,748	$38,204,042

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1-GENERAL

Participation in RSI Retirement Trust (the "Trust") is limited to IRAs and trusts established by eligible employers, which include banks, savings banks, credit unions, savings and loan associations and other organizations. Such trusts are exempt from taxation under Section 501(a) of the Internal Revenue Code ("Code") and have been established under pension or profit sharing plans which are qualified under Section 401 of the Code ("Participating Plans").

In order to provide investment products to Participating Plans, the Trust operates, pursuant to an Agreement and Declaration of Trust amended effective as of August 31, 1984 ("Trust Agreement"), as a series fund currently issuing, as of September 30, 2004, six classes of units of beneficial interest: Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund, and Intermediate-Term Bond Fund ("Investment Funds"). The Trust Agreement was amended in 1984 to provide for the continued operation of the Trust as an open-end management investment company under the Investment Company Act of 1940 ("Act"). Retirement System Distributors Inc. ("Distributors") acts as the primary distributor of the Investment Funds' units of beneficial interest. Distributors is a wholly owned subsidiary of Retirement System Group Inc. ("RSGroup®").

The financial statements of the Investment Funds are presented on a combined and individual basis. The combined financial statements should be read in conjunction with the individual financial statements.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

(A)  Securities Valuation: Except for debt securities with remaining maturities of 60 days or less, investments for which market prices are available are valued as follows:

(1)  each listed equity security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current closing price or bid price;

(2)  United States Government and agency obligations and certain other debt obligations are valued based upon bid quotations from various market makers for identical or similar obligations;

(3)  short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

Debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. In the absence of an ascertainable market value, investments are valued at their fair value as determined by the officers of the Trust using methods and procedures reviewed and approved by the Trust's Trustees.

Investments and other assets and liabilities denominated in foreign currencies are translated daily to United States dollars at the prevailing rates of exchange. Purchases and sales of securities, including transaction costs and income receipts are translated into United States dollars at the prevailing exchange rates on the respective transaction dates.

(B)  Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on a specific cost basis. Dividend income is recognized on the ex-dividend date or when the dividend information is known; interest income, including, where applicable, accretion of discount and amortization of premium on investments and zero coupon bonds, is recognized on an accrual basis. Paydown gains and losses on mortgage-backed securities are recorded as adjustments to interest income.

(C)  Repurchase Agreements: The Investment Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Investment Funds' Managers, subject to the sellers' agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed upon price. The collateral received in the repurchase agreements is deposited with the Investment Funds' custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying collateral falls below the value of the repurchase price plus accrued interest, the Investment Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Investment Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(D)  Securities Loans: The Investment Funds lend their securities to other market participants and receive compensation in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Investment Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Investment Funds.

Collateral is recognized as an asset and the obligation to return the collateral is recognized as a liability in all cases where cash collateral is received.

(E)  Dividends to Unitholders: The Trust does not normally declare nor pay dividends on its net investment income or capital gains.

(F)  Federal Income Taxes: The Trust has received a determination letter from the Internal Revenue Service stating that it is exempt from taxation under Section 501(a) of the Internal Revenue Code with respect to funds derived from Participating Plans which are pension or profit sharing trusts maintained in conformity with Section 401 of the Code.

(G)  Accounting Estimates: The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the year. Actual results could differ from those estimates.

(H)  Other: The Trust accounts separately for the assets, liabilities and operations of each Investment Fund. Expenses directly attributed to each Investment Fund are charged to that Investment Fund's operations; expenses which are applicable to all Investment Funds are allocated evenly, or by another appropriate basis, between each Investment Fund.

Administrative expenses incurred by the Trust relating to the administration of Plans of Participation are charged to Full Participation Employers (as defined in the Trust Agreement) and are not included in the operation of the Investment Funds.

(I)  Financial Futures Contracts: The Investment Funds may enter into financial futures contracts which require initial margin deposits of cash or U.S. Government securities equal to approximately 10% of the value of the contract. During the period the financial futures are open, changes in the value of the contracts are recognized by marking-to-market on a daily basis to reflect the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. Each Investment Fund is exposed to market risk as a result of movements in securities, values and interest rates.

(J)  Options Valuation: The Investment Funds may write call options on equity securities. Premiums received for call options written are recorded as a liability and marked-to-market daily to reflect the current value of the option written. If the written option is not exercised prior to expiration, the premium received is treated as a realized gain. If the written option is exercised, the premium received is added to the sale proceeds of the underlying security.

(K)  Forward Currency Contracts: A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by an Investment Fund as unrealized appreciation or depreciation. When the forward is closed, the Investment Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. An Investment Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. As of September 30, 2004, the Investment Funds had no outstanding forward currency contracts.

NOTE 3-INVESTMENT MANAGERS' FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(A)  Retirement System Investors Inc. ("RSI") is the investment adviser for each of the Investment Funds. RSI acts as Investment Manager to the Trust and in return for a fee provides general oversight with respect to the portfolio management, including reporting of manager performance to the Trustees and Investment Committee, compliance matters, sub-advisory portfolio analysis, and presentations to unitholders. RSI has retained sub-advisers to manage each of the Investment Funds. As of September 30, 2004, the Core Equity Fund, Value Equity Fund and Emerging Growth Equity Fund, and prior to July 26, 2004, the International Equity Fund, paid RSI an investment adviser fee of 0.20% per annum of the respective funds' average daily net assets. The sub-advisers to the Core Equity Fund, Value Equity Fund and Emerging Growth Equity Fund are paid, and prior to July 26, 2004, the sub-adviser to the International Equity Fund was paid, the following annual fee rates based on the average daily net assets of their respective funds:

Investment Fund	Sub-adviser	Fee
Core Equity Fund	RCM Capital Management LLC	0.40% on first $100 million, 0.25% on next $300 million, 0.20% on next $600 million, and 0.15% over $1 billion.

	Northern Trust Investments, N.A.	0.16% on first $25 million, 0.10% on next $25 million, 0.06% on next $50 million, and 0.04% over $100 million.

Value Equity Fund	Shay Assets Management, Inc. (effective May 1, 2004)	0.35% on first $150 million, and 0.30% over $150 million.

Emerging Growth Equity Fund	Neuberger Berman Management Inc.	0.80%

	Batterymarch Financial Management, Inc.	0.85% on first $25 million, 0.70% on next $75 million, and 0.60% over $100 million.

International Equity Fund	Bank of Ireland Asset Management (U.S.) Limited (through July 25, 2004)	0.75% on first $20 million, 0.50% on next $30 million, and 0.35% over $50 million.

Effective July 26, 2004, the International Equity Fund pays RSI an investment management fee of 0.80% per annum of the average daily net assets of the fund. Of this amount, the sub-adviser is paid by RSI the following annual fee rate based on the average daily net assets of the fund:

Investment Fund	Sub-adviser	Fee
International Equity Fund	Julius Baer Investment Management LLC (effective July 26, 2004)	0.80% on first $20 million, 0.60% on next $20 million, 0.50% on next $60 million, and 0.40% over $100 million.

Prior to May 1, 2004, RSI was adviser to and investment manager of the Value Equity Fund, the Actively Managed Bond Fund and the Intermediate-Term Bond Fund. RSI was paid the following annual fee rates based on the average daily net assets of their respective funds:

Value Equity Fund	Retirement System Investors Inc. (adviser through April 30, 2004)	0.60% on first $50 million, 0.50% on next $150 million, and 0.40% over $200 million.

Actively Managed Bond Fund	Retirement System Investors Inc. (adviser through April 30, 2004)	0.40% on first $50 million, 0.30% on next $100 million, and 0.20% over $150 million.

Intermediate-Term Bond Fund	Retirement System Investors Inc. (adviser through April 30, 2004)	0.40% on first $50 million, 0.30% on next $150 million, and 0.20% over $200 million.

Effective May 1, 2004, the Actively Managed Bond Fund and Intermediate-Term Bond Fund pay RSI an investment adviser fee of 0.15% per annum of the respective funds' average daily net assets. The sub-adviser to the Actively Managed Bond Fund and Intermediate-Term Bond Fund is paid by RSI the following annual fee rates based on the combined average daily net assets of the funds:

Investment Fund	Investment Manager	Fee
Actively Managed Bond Fund and Intermediate-Term Bond Fund	Shay Assets Management, Inc. (beginning May 1, 2004)	0.25% on first $150 million, and 0.20% over $150 million.

Fees incurred by RSI pursuant to the provisions of its investment management contracts are payable monthly to RSI and quarterly to all sub-advisers.

(B)  Shareholder servicing fees and expenses for the year ended September 30, 2004, consist of fees paid to Retirement System Consultants Inc., (a subsidiary of RSGroup®) under a contract for providing administrative services for the Investment Funds. Pursuant to the terms of the contract each of the Investment Funds pays Retirement System Consultants Inc. 0.50% per annum of the average daily net assets.

(C)  Each Trustee who is not an officer of the Trust receives an annual fee of $15,000 and a fee of $950 per meeting attended, or $400 for a telephonic meeting. The officers of the Trust, with the exception of Trust President William Dannecker, are also officers of RSGroup® and its subsidiaries.

Each Trustee is eligible to participate in a non-qualified Code Section 457 unfunded deferred compensation plan, which permits deferral of annual fees and/or meeting fees earned each calendar year up to the lesser of $13,000 or 100% of such fees. Compensation deferred is distributable in full upon retirement or earlier termination from service as a Trustee, unless deferred to a later date in accordance with the Plan's provisions. Minimum distributions are required beginning as of the April 1st following attainment of age 70-1/2. Earlier distributions are permitted only for an "unforeseeable emergency" as defined in the Plan.

(D)  In the normal course of business the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 4-SECURITIES TRANSACTIONS

The following summarizes the securities transactions, other than short-term securities, by the various Investment Funds for the year ended September 30, 2004:

	Purchases	Sales
Core Equity Fund	$80,179,799	$101,456,466
Value Equity Fund	54,616,406	47,169,683
Emerging Growth Equity Fund	61,571,410	75,507,860
International Equity Fund	59,638,255	67,721,095
Actively Managed Bond Fund	71,058,338	62,795,821
Intermediate-Term Bond Fund	24,138,565	24,039,351

For Federal income tax purposes, the aggregate cost, net unrealized appreciation (depreciation) on securities consisting of gross unrealized appreciation and gross unrealized depreciation at September 30, 2004 for each of the Investment Funds was as follows:

	Aggregate Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation
Core Equity Fund	$134,136,524	$15,051,763	$19,594,113	$(4,542,350)
Value Equity Fund	91,875,590	13,559,132	15,988,093	(2,428,961)
Emerging Growth Equity Fund	54,081,805	11,739,443	13,470,527	(1,731,084)
International Equity Fund	57,895,177	3,376,856	4,231,360	(854,504)
Actively Managed Bond Fund	127,761,214	3,447,156	4,314,578	(867,422)
Intermediate-Term Bond Fund	35,947,411	71,158	421,309	(350,151)

The following summarizes the market value of securities that were on loan to brokers and the value of securities and cash held as collateral for these loans year ended September 30, 2004. The cash collateral received was invested into repurchase agreements.

	Value of Securities Loaned	Value of Collateral
Core Equity Fund	$4,672,123	$4,815,305
Value Equity Fund	2,481,869	2,481,869
Emerging Growth Equity Fund	12,175,522	12,587,732
International Equity Fund	3,559,134	3,751,683
Actively Managed Bond Fund	2,367,255	2,432,351
Intermediate Term Fixed Fund	712,255	753,880

These securities lending arrangements may result in significant credit exposure in the event the counterparty to the transaction was unable to fulfill its contractual obligations. In accordance with industry practice, the securities lending agreements are generally collaterized by cash or securities with a market value in excess of the Investment Funds obligation under the contract. The Investment Funds attempt to minimize credit risk associated with these activities by monitoring broker credit exposure and collateral values on a daily basis and requiring additional collateral to be deposited with or returned to the Investment Funds when deemed necessary.

NOTE 5-CAPITAL TRANSACTIONS

At September 30, 2004 there were an unlimited number of units of beneficial interest authorized for each Investment Fund.

Transactions in the units of beneficial interest of each Investment Fund for the year ended September 30, 2004 were as follows:

	Core Equity Fund		Value Equity Fund
	Units	Amount	Units	Amount
Units sold	206,335	$15,534,022	269,503	$23,094,926
Units redeemed	(486,033)	(37,396,429)	(190,375)	(16,374,855)
Net increase (decrease)	(279,698)	$(21,862,407)	79,128	$6,720,071

	Emerging Growth Equity Fund		International Equity Fund
	Units	Amount	Units	Amount
Units sold	113,853	$7,932,730	117,334	$5,688,470
Units redeemed	(288,257)	(20,810,232)	(225,057)	(11,425,188)
Net increase (decrease)	(174,404)	$(12,877,502)	(107,723)	$(5,736,718)

	Actively Managed Bond Fund		Intermediate-Term Bond Fund
	Units	Amount	Units	Amount
Units sold	361,897	$18,419,808	111,126	$4,786,047
Units redeemed	(565,859)	(28,895,124)	(187,401)	(8,073,482)
Net increase (decrease)	(203,962)	$(10,475,316)	(76,275)	$(3,287,435)

Transactions in the units of beneficial interest of each Investment Fund for the year ended September 30, 2003 were as follows:

	Core Equity Fund		Value Equity Fund
	Units	Amount	Units	Amount
Units sold	418,053	$27,107,621	208,732	$14,577,177
Units redeemed	(367,844)	(23,970,511)	(170,349)	(12,022,641)
Net increase (decrease)	50,209	$3,137,110	38,383	$2,554,536
	Emerging Growth Equity Fund		International Equity Fund
	Units	Amount	Units	Amount
Units sold	289,048	$15,080,975	337,274	$12,883,690
Units redeemed	(238,413)	(12,532,224)	(211,777)	(8,498,226)
Net increase (decrease)	50,635	$2,548,751	125,497	$4,385,464

	Actively Managed Bond Fund		Intermediate-Term Bond Fund
	Units	Amount	Units	Amount
Units sold	633,085	$31,459,965	217,553	$9,233,113
Units redeemed	(653,482)	(32,582,158)	(288,735)	(12,270,444)
Net increase (decrease)	(20,397)	$(1,122,193)	(71,182)	$(3,037,331)

Net Assets at September 30, 2004 are comprised as follows:

	Core Equity Fund	Value Fund	Emerging Growth Equity Fund	International Equity Fund	Actively Managed Bond Fund	Intermediate-Term Bond Fund
Paid-in capital (deficit)	$(179,185,108)	$(37,684,027)	$(60,780,929)	$18,978,449	$(129,636,684)	$(120,387,538)
Accumulated income (loss)	51,990,804	23,684,670	(9,528,278)	(371,984)	218,518,150	140,477,679
Accumulated realized gain	255,795,213	102,676,016	125,942,570	39,007,099	35,154,421	15,326,449
Unrealized appreciation	15,051,763	13,559,132	11,739,443	3,547,091	3,447,156	71,158
	$143,652,672	$102,235,791	$67,372,806	$61,160,655	$127,483,043	$35,487,748

NOTE 6-FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Investment Funds' activity during the year in writing equity call options had off-balance sheet risk of accounting loss. These financial instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. A written equity call option obligates an Investment Fund to deliver the underlying security upon exercise by the holder of the option. The Investment Funds cover options written by owning the underlying security.

A summary of the Investment Funds' option transactions written for the year follows:

Value Equity Fund

	Number of Options Contracts	Premiums Received
Contracts outstanding at September 30, 2003	-	$-
Options written	300	84,689
Options terminated in closing purchase transactions	(200)	(60,490)
Options exercised	(100)	(24,199)
Options expired	-	-
Contracts outstanding at September 30, 2004	-	$-

NOTE 7-INVESTMENT RISKS

Certain of the Investment Funds invest in securities of foreign entities or securities denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. To the extent an Investment Fund invests in companies in emerging market countries it is exposed to additional volatility. An Investment Fund's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

NOTE 8-FINANCIAL HIGHLIGHTS

	CORE EQUITY FUND
	Year Ended 9/30/2004	Year Ended 9/30/2003	Year Ended 9/30/2002	Year Ended 9/30/2001	Year Ended 9/30/2000
Per Unit Operating Performance:* (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the year	$70.54	$60.80	$80.20	$118.08	$106.30
Income from Investment Operations:
Net investment income (loss)	0.18	(0.04)	0.37	0.60	0.33
Net realized and unrealized gain (loss) on investments	5.28	9.78	(19.77)	(38.48)	11.45
Total from Investment Operations	5.46	9.74	(19.40)	(37.88)	11.78
Net Asset Value, End of the year	$76.00	$70.54	$60.80	$80.20	$118.08

Total Return	7.74%	16.02%	(24.19)%	(32.08)%	11.08%
Ratios/Supplemental Data:
Ratios to Average Net Assets
Expenses	(1.17)%	(1.10)%	(1.04)%	(1.01)%	(0.99)%
Net investment income (loss)	0.23%	(0.06)%	0.46%	0.60%	0.29%
Portfolio Turnover Rate	52.45%	120.81%	39.24%	7.58%	5.86%
Net Assets at End of the year ($1,000's)	$143,653	$153,062	$128,882	$152,684	$200,691
	VALUE EQUITY FUND
	Year Ended 9/30/2004	Year Ended 9/30/2003	Year Ended 9/30/2002	Year Ended 9/30/2001	Year Ended 9/30/2000
Per Unit Operating Performance:* (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the year	$75.63	$64.12	$77.46	$88.10	$72.01
Income from Investment Operations:
Net investment income	0.70	0.64	0.67	0.68	0.73
Net realized and unrealized gain (loss) on investments	13.15	10.87	(14.01)	(11.32)	15.36
Total from Investment Operations	13.85	11.51	(13.34)	(10.64)	16.09
Net Asset Value, End of the year	$89.48	$75.63	$64.12	$77.46	$88.10

Total Return	18.31%	17.95%	(17.22)%	(12.08)%	22.34%
Ratios/Supplemental Data:
Ratios to Average Net Assets
Expenses	(1.24)%	(1.32)%	(1.26)%	(1.18)%	(1.08)%
Expenses Including Expense Offsets	(1.24)%	(1.32)%	(1.24)%	(1.17)%	(1.05)%
Net investment income	0.82%	0.91%	0.84%	0.77%	0.91%
Portfolio Turnover Rate	51.63%	77.13%	47.13%	38.58%	71.85%
Net Assets at End of the year ($1,000's)	$102,236	$80,423	$65,726	$74,405	$88,445

*  Using average units basis.

	EMERGING GROWTH EQUITY FUND
	Year Ended 9/30/2004	Year Ended 9/30/2003	Year Ended 9/30/2002	Year Ended 9/30/2001	Year Ended 9/30/2000
Per Unit Operating Performance:* (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the year	$62.82	$51.05	$74.78	$131.34	$80.96
Income from Investment Operations:
Net investment loss	(0.73)	(0.53)	(1.27)	(1.24)	(1.62)
Net realized and unrealized gain (loss) on investments	11.80	12.30	(22.46)	(55.32)	52.00
Total from Investment Operations	11.07	11.77	(23.73)	(56.56)	50.38
Net Asset Value, End of the year	$73.89	$62.82	$51.05	$74.78	$131.34

Total Return	17.62%	23.06%	(31.73)%	(43.06)%	62.23%
Ratios/Supplemental Data:
Ratios to Average Net Assets
Expenses	(1.83)%	(1.96)%	(1.99)%	(1.91)%	(1.79)%
Expenses Including Expense Offsets	(1.83)%	(1.96)%	(1.97)%	(1.89)%	(1.79)%
Net investment loss	(1.02)%	(0.98)%	(1.73)%	(1.29)%	(1.37)%
Portfolio Turnover Rate	88.67%	161.68%	98.10%	102.33%	137.97%
Net Assets at End of the year ($1,000's)	$67,373	$68,237	$52,867	$62,503	$98,703
	INTERNATIONAL EQUITY FUND
	Year Ended 9/30/2004	Year Ended 9/30/2003	Year Ended 9/30/2002	Year Ended 9/30/2001	Year Ended 9/30/2000
Per Unit Operating Performance:* (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the year	$43.66	$37.85	$45.54	$61.82	$55.87
Income from Investment Operations:
Net investment income (loss)	0.31	0.46	0.22	0.25	0.09
Net realized and unrealized gain (loss) on investments	7.05	5.35	(7.91)	(16.53)	5.86
Total from Investment Operations	7.36	5.81	(7.69)	(16.28)	5.95
Net Asset Value, End of the year	$51.02	$43.66	$37.85	$45.54	$61.82

Total Return	16.86%	15.35%	(16.89)%	(26.33)%	10.65%
Ratios/Supplemental Data:
Ratios to Average Net Assets
Expenses	(1.61)%	(1.70)%	(1.71)%	(1.62)%	(1.64)%
Net investment income (loss)	0.63%	1.13%	0.48%	0.45%	0.14%
Portfolio Turnover Rate	98.88%	24.50%	17.60%	15.79%	30.82%
Net Assets at End of the year ($1,000's)	$61,161	$57,042	$44,696	$48,356	$56,991

*  Using average units basis.

	ACTIVELY MANAGED BOND FUND
	Year Ended 9/30/2004	Year Ended 9/30/2003	Year Ended 9/30/2002	Year Ended 9/30/2001	Year Ended 9/30/2000
Per Unit Operating Performance:* (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the year	$50.50	$49.16	$45.53	$39.31	$37.21
Income from Investment Operations:
Net investment income	2.14	2.54	2.66	2.78	2.67
Net realized and unrealized gain (loss) on investments	(0.71)	(1.20)	0.97	3.44	(0.57)
Total from Investment Operations	1.43	1.34	3.63	6.22	2.10
Net Asset Value, End of the year	$51.93	$50.50	$49.16	$45.53	$39.31

Total Return	2.83%	2.73%	7.97%	15.82%	5.64%
Ratios/Supplemental Data:
Ratios to Average Net Assets
Expenses	(1.03)%	(0.93)%	(0.89)%	(0.85)%	(0.82)%
Net investment income	4.20%	5.11%	5.69%	6.54%	7.09%
Portfolio Turnover Rate	53.28%	77.69%	28.28%	11.60%	16.81%
Net Assets at End of the year ($1,000's)	$127,483	$134,277	$131,720	$132,442	$153,930
	INTERMEDIATE-TERM BOND FUND
	Year Ended 9/30/2004	Year Ended 9/30/2003	Year Ended 9/30/2002	Year Ended 9/30/2001	Year Ended 9/30/2000
Per Unit Operating Performance:* (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the year	$42.86	$42.16	$40.48	$36.53	$34.54
Income from Investment Operations:
Net investment income	1.34	1.36	1.95	2.17	2.07
Net realized and unrealized gain (loss) on investments	(0.66)	(0.66)	(0.27)	1.78	(0.08)
Total from Investment Operations	0.68	0.70	1.68	3.95	1.99
Net Asset Value, End of the year	$43.54	$42.86	$42.16	$40.48	$36.53

Total Return	1.59%	1.66%	4.15%	10.81%	5.76%
Ratios/Supplemental Data:
Ratios to Average Net Assets
Expenses	(1.38)%	(1.37)%	(1.33)%	(1.24)%	(1.20)%
Net investment income	3.11%	3.20%	4.73%	5.62%	5.90%
Portfolio Turnover Rate	71.15%	99.53%	71.62%	18.34%	14.39%
Net Assets at End of the year ($1,000's)	$35,488	$38,204	$40,577	$43,019	$51,805

*  Using average units basis.

NOTE 9-CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The decision to select Anchin, Block & Anchin LLP as independent accountants for the Trust and to dismiss PricewaterhouseCoopers LLP ("PwC"), former independent accountants for the Trust, was approved by the Audit Committee and by the Board of Trustees at their respective meetings held on September 23, 2004. PwC's reports on the financial statements of the Trust for the fiscal years ended September 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits of the Trust for each of the fiscal years in the two year period ended September 30, 2003 and through September 23, 2004, there were no disagreements between the Trust and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.

Anchin, Block & Anchin LLP

Accountants and Consultants

1375 Broadway

New York, New York 10018

(212) 840-3456

FAX (212) 840-7066

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Unitholders of
RSI Retirement Trust

We have audited the accompanying combined and individual statements of assets and liabilities, including the schedules of investments, of RSI Retirement Trust (comprised of Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund and Intermediate-Term Bond Fund) as of September 30, 2004 and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements for the year ended September 30, 2003, including the financial highlights for each of the four years in the period then ended, were audited by other independent auditors whose report dated November 7, 2003, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined and individual financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective funds constituting RSI Retirement Trust as of September 30, 2004, the results of their operations, changes in their net assets, and the financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

New York, New York
November 11, 2004

2004 SPECIAL MEETING RESULTS

On April 29, 2004. RSI Retirement Trust held a Special Meeting of Trust Participants of the Actively Managed Bond Fund, the Intermediate-Term Bond Fund, and the Value Equity Fund: (i) to approve or disapprove a new investment advisory agreement between Retirement System Investors Inc. (the Trust's Investment Adviser) and Shay Assets Management, Inc., and (ii) to approve or disapprove new fee rates to be paid to Retirement System Investors Inc. under its investment advisory agreement, with respect to each of the above-named funds.

Proposal 1: New Investment Advisory Agreement
for the Actively Managed Bond Fund

	Shares	% of Shares Voted	% of Outstanding Shares
FOR:	2,017,868	95.74	77.40
AGAINST:	22,006	1.04	0.84
ABSTAIN:	67,838	3.22	2.60

Proposal 2: New Fee Rates Payable to Retirement System Investors Inc.
for the Actively Managed Bond Fund

	Shares	% of Shares Voted	% of Outstanding Shares
FOR:	2,007,795	95.26	77.01
AGAINST:	25,205	1.20	0.97
ABSTAIN:	74,712	3.54	2.87

Proposal 3: New Investment Advisory Agreement
for the Intermediate-Term Bond Fund

	Shares	% of Shares Voted	% of Outstanding Shares
FOR:	660,939	95.66	77.80
AGAINST:	7,095	1.03	0.84
ABSTAIN:	22,862	3.31	2.69

Proposal 4: New Fee Rates Payable to Retirement System Investors Inc.
for the Intermediate-Term Bond Fund

	Shares	% of Shares Voted	% of Outstanding Shares
FOR:	659,804	95.50	77.67
AGAINST:	8,174	1.18	0.96
ABSTAIN:	22,917	3.32	2.70

Proposal 5: New Investment Advisory Agreement
for the Value Equity Fund

	Shares	% of Shares Voted	% of Outstanding Shares
FOR:	931,147	98.30	78.84
AGAINST:	4,446	0.47	0.38
ABSTAIN:	11,611	1.23	0.98

Proposal 6: New Fee Rates Payable to Retirement System Investors Inc.
for the Value Equity Fund

	Shares	% of Shares Voted	% of Outstanding Shares
FOR:	924,399	97.59	78.27
AGAINST:	6,872	0.73	0.58
ABSTAIN:	15,931	1.68	1.35

OFFICERS

William Dannecker, President
Stephen P. Pollak, Esq., Executive Vice President, Counsel, Secretary and Chief Compliance Officer
John F. Saunders, Executive Vice President
C. Paul Tyborowski, Executive Vice President
Stephen A. Hughes, Senior Vice President
William J. Pieper, Senior Vice President and Treasurer
Philip J. Adriani, Jr., Vice President and Anti-Money Laundering Compliance Officer
Veronica A. Fisher, Vice President and Assistant Treasurer
G. Michael Morgenroth, Vice President
Jan M. Schultz, Ph.D., First Vice President
Elizabeth Bello, Second Vice President
Maureen Hamblin, Second Vice President
Cindy McDonald, Second Vice President
Amy Morneweck, Second Vice President
Gary Pallatta, Second Vice President

CONSULTANTS

Actuarial-Retirement System Consultants Inc.
Administrative and Recordkeeping-Retirement System Consultants Inc.
Investments-Evaluation Associates LLC-A Milliman Company

INVESTMENT ADVISER

Retirement System Investors Inc.

INVESTMENT MANAGERS

Batterymarch Financial Management, Inc.
Julius Baer Investment Management LLC
Neuberger Berman Management Inc.
Northern Trust Investments, N.A.
RCM Capital Management LLC
Shay Assets Management, Inc.

CUSTODIAN

Custodial Trust Company

DISTRIBUTOR

Retirement System Distributors Inc.

TRANSFER AGENT

Retirement System Consultants Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Anchin, Block & Anchin, LLP

COUNSEL

Shearman & Sterling LLP

ABOUT THE FUND'S TRUSTEES AND SENIOR OFFICERS

The following table gives background information about each member of the Fund's Board of Trustees and its senior officers. The table separately lists Trustees who are "interest persons" of the Fund and those who are "independent trustees," 78% of the Trustees, as of September 30, 2004. Trustees are "interested persons" of the Fund if they are officers of Retirement System Investors Inc. or its parent Retirement System Group Inc. ("RSGroup®") or by virtue of their executive positions with plan sponsors of plans of participation in the Fund that hold an interest in RSGroup® stock. The address of each Trustee and senior officer listed is RSI Retirement Trust, 150 East 42nd Street, New York, NY 10017. Each member of the Board of Trustees oversees all six Investment Fund portfolios in RSI Retirement Trust and is elected for a three-year term.

INTERESTED TRUSTEES

Name, Birth Date, Positions With Fund and Year Service Began	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Joseph R. Ficalora† Birth Date: August 12, 1946 Trustee Began Serving: 2002	Trustee of the Fund; President and Chief Executive Officer of New York Community Bancorp, Inc.; Chief Executive Officer of New York Community Bank; Past Chairman and currently a Director of the Community Bankers Association of New York State and Chairman of Group VI and member of the Executive Commitee; Director of Asset Management Fund Large Cap Equity Institutional Fund, Inc.; Director of the Queens Chamber of Commerce; Director or Trustee of the Queens Library Foundation Board; Queens College Foundation; Queensborough Community College Fund; Flushing Cemetery; Queens Borough Public Library and New York Hall of Science. Also a member of the Advisory Council of the Queens Museum of Art.

William A. McKenna, Jr.†† Birth Date: December 26, 1936 Trustee Began Serving: 1998	Trustee of the Fund; Chairman Emeritus, Ridgewood Savings Bank, Ridgewood, New York; Trustee of St. Joseph's College; Director of St. Vincent's Services; Director of Boys Hope Girls Hope; Director of Asset Management Fund Large Cap Equity Institutional Fund, Inc.; Trustee of Asset Management Fund; Director of Retirement System Group Inc.; Director of RSGroup Trust Company; Director of The Calvary Fund; Member of the Cardinal's Committee of the Laity; Director of American Institute of Certified Public Accountants (effective 10/25/04); and Member of the Hoftstra University Zarb School of Business Strategic Partnership Board.

†  Mr. Ficalora is an "interested person" of the Fund because he is an executive officer of a plan sponsor of a plan of participation in the Fund that holds an interest in RSGroup® stock.

††  Mr. McKenna is an "interested person" of the Fund because he is a Director of RSGroup®.

INDEPENDENT TRUSTEES

Name, Birth Date, Positions With Fund and Year Service Began	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Herbert G. Chorbajian Birth Date: September 4, 1938 Trustee Began Serving: 1994	Trustee of the Fund; Director of Charter One Financial, Inc. since November 1998 and Vice Chairman from November 1998 to June 2003; Chairman and Chief Executive Officer from October 1990 and President and Director from June 1985 to November 1998 of ALBANK, FSB, Albany, New York; Chairman, President and Chief Executive Officer of ALBANK Financial Corporation, Albany, New York from December 1991 to November 1998; Director of the New York Business Development Corporation; Director or Trustee of the Northeast Health Foundation, Inc.; and the Albany Cemetery Association.

Candace Cox Birth Date: August 26, 1951 Trustee Began Serving: 1992	Trustee of the Fund; Managing Director, Emerald Capital Advisors, LLC; formerly Director of Institutional Investments with Lord Abbett & Co. from December 1999 to February 2000; and President and Chief Investment Officer, Bell Atlantic (formerly NYNEX) Asset Management Company from November 1995 to May 1998.

James P. Cronin Birth Date: June 10, 1945 Trustee Began Serving: 1997	Trustee of the Fund; President, Treasurer and Chief Executive Officer of Dime Bank, Norwich, Connecticut; Director or Trustee of Norwich Free Academy; St. Jude Common; John S. Blackmar Fund; W.W. Backus Hospital; RSGroup Trust Company; and Integrated Day Charter School Foundation.

Maurice E. Kinkade Birth Date: January 10, 1942 Trustee Began Serving: 1987	Trustee of the Fund; Adjunct Professor of Finance, Marist College; formerly Director of Development, Maplebrook School, Amenia, New York, from September 1994 to June 2001.

Joseph L. Mancino Birth Date: July 20, 1937 Trustee Began Serving: 2000	Trustee of the Fund; Co-Chairman of New York Community Bancorp., Inc.; formerly Chairman and Chief Executive Officer of The Roslyn Savings Bank, Jericho, New York and Vice Chairman, President and Chief Executive Officer of Roslyn Bancorp, Inc.; Director of Helen Keller Services For The Blind; Theodore Roosevelt Council-Boy Scouts of America; Interfaith Nurtition Network; National Center for Disability Services; Winthrop Hospital; and SBLI USA.

William L. Schrauth Birth Date: April 25, 1935 Trustee Began Serving: 1981	Trustee of the Fund; retired President and Chief Executive Officer, SBU Bank (formerly The Savings Bank of Utica), Utica, New York from August 1977 to December 2000; Interim Executive Director for the Community Foundation of Herkimer & Oneida Counties, Inc. from August 2001 to July 2002; and Director of RSGroup Trust Company.

Raymond L. Willis Birth Date: January 12, 1936 Trustee Began Serving: 1985	Trustee of the Fund; private investments; Chairman, U.T.C. Pension Trust, Ltd.; President, U.T. Insurance Ltd.; Director of Association of Private Pension and Welfare Plans; and Trustee of Employee Benefits Research Institute.

SENIOR OFFICERS

Name, Birth Date, Positions With Fund and Year Service Began	Principal Occupation(s) During Past 5 Years and Other Directorships Held
William Dannecker Birth Date: December 5, 1939 President Began Employment: 1968	President of the Fund; Chairman of the Board of Directors of Retirement System Group Inc.; Director of Retirement System Investors Inc.; Director of Retirement System Consultants Inc.; Director of Retirement System Distributors Inc.; Director of RSG Insurance Agency Inc.; Chairman of the Board of Directors of RSGroup Trust Company; and Trustee of the Fund from May 1987 to March 2004.

William J. Pieper Birth Date: October 30, 1951 Senior Vice President and Treasurer Began Employment: 2004	Senior Vice President and Treasurer of the Fund; Senior Vice President, Trust Services of Retirement System Group Inc.; Senior Vice President, Trust Services of RSGroup Trust Company; formerly Vice President, Manager of Fiduciary Services, People's Bank, Bridgeport, Connecticut from August 1985 to April 2004.

Stephen P. Pollak Birth Date: August 27, 1945 Executive Vice President, Counsel and Secretary Began Employment: 1986	Executive Vice President, Counsel, Secretary and Chief Compliance Officer; Director, Executive Vice President, Counsel and Secretary of Retirement System Group Inc.; Director, Vice President and Secretary of Retirement System Consultants Inc.; Director, Vice President, Secretary and Compliance Officer of Retirement System Distributors Inc.; Director, Vice President and Secretary of Retirement System Investors Inc.; Director and President of RSG Insurance Agency Inc.; Director, Executive Vice President, Counsel and Secretary of RSGroup Trust Company; and Secretary of The Multi-Bank Association of Delaware, Newark, Delaware.

C. Paul Tyborowski Birth Date: September 4, 1953 Executive Vice President Began Employment: 1998	Executive Vice President of the Fund; Director, President and Chief Executive Officer of Retirement System Group Inc.; Director, President and Chief Executive Officer of RSGroup Trust Company; President of Retirement System Distributors Inc.; President of Retirement System Investors Inc.; President of The Multi-Bank Association of Delaware, Newark, Delaware; formerly Managing Director and Director of Marketing at Columbus Circle Investors, Stamford, Connecticut, and President and Chief Executive Officer of Columbus Circle Trust Co. from 1994 to 1998.

RSI Retirement Trust's proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities, are available upon request, free of charge, by calling RSI Retirement Trust at 800-772-3615 or by writing to RSI Retirement Trust, 150 East 42nd Street, New York, NY 10017.

Information regarding how the RSI Retirement Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-772-3615; or by writing to RSI Retirement Trust, 150 East 42nd Street, New York, NY 10017; and (ii) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

The Statement of Additional Information ("SAI") contains additional information about the Trust's Board of Trustees and its senior officers. The SAI is available to unitholders without charge, by calling 800-772-3615, or on the SEC's website at http://www.sec.gov.

The Trust provides a complete list of each Investment Fund's holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Trust's semi-annual and annual reports to unitholders. For the first and third quarters, the Trust files the lists with the SEC on Form N-Q. Unitholders can find the Trust's Form N-Q on the SEC's website at http://www.sec.gov.

NOTES

NOTES

Broker/Dealer:

Retirement System

Distributors Inc.

150 East 42nd Street
New York, NY 10017-5633

800-772-3615

www.rsgroup.com

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as Exhibit 11(a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.  The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)       (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

The Registrant’s Board of Trustees has designated Trustee James P. Cronin as the audit committee’s financial expert (“ACFE”).  After evaluating Mr. Cronin’s financial expertise as President, Treasurer, and Chief Executive Officer of Dime Bank, Norwich, Connecticut, the Board concluded that Mr. Cronin be added to the audit committee as an ACFE.  Mr. Cronin is an “independent” member of the Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2003 - $97,200

2004 - $110,000 (plus OOP to be determined)

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2003 - $0

2004 - $0

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no Tax Fees for the last two fiscal years.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2003 - $31,287

2004 - $30,465

Fees in connection with the audit of the SAS 70 report.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee reviews all matters involving the Trusts independent accountants, including engagement letters and accountant presentations addressing the scope of an audit.  Audit related matters are presented to the Board of Trustees for consideration, with a recommendation from the audit committee.  All services provided to the Trust by independent accountants are pre-approved by the audit committee.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

100%.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Aggregate non-audit fees for services performed for the investment adviser and entities under common control with the investment adviser for calendar years:

2002 - $68,550

2003 - $67,100

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The audit committee has reviewed the non-audit services provided by the Trusts independent accountants to the Trust’s investment adviser and entities under common control with the investment adviser and has determined that providing such services is compatible with maintaining the accountant’s independence.

Item 5.           Audit Committee of Listed Registrants.

(a)          If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.           [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

None.

Item 10. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

                The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

                (b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

                There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act.

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RSI Retirement Trust

By (Signature and Title)*	/s/ William Dannecker, President
William Dannecker, President

Date	12/ 2 /04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Dannecker, President
William Dannecker, President

Date	12/ 2 /04

By (Signature and Title)*	/s/ William J. Pieper, Treasurer
William J. Pieper, Treasurer

Date	12/ 2 /04

* Print the name and title of each signing officer under his or her signature.